[RIGHTIME LOGO]
Rightime
Family Of Funds

The Rightime Fund
The Rightime Government Securities Fund
The Rightime Blue Chip Fund
The Rightime Social Awareness Fund
The Rightime MidCap Fund

Annual Report
October 31, 1997



[RIGHTIME LOGO]
Rightime
Family of Funds

Table of Contents

Letter to Shareholders                                       3

Portfolios

The Rightime Fund                                            5
The Rightime Government Securities Fund                      7
The Rightime Blue Chip Fund                                  8
The Rightime Social Awareness Fund                          18
The Rightime MidCap Fund                                    20

Financial Statements

Statement of Assets & Liabilities                           28
Statement of Operations                                     30
Statement of Changes in Net Assets                          32
Financial Highlights                                        34

Notes to Financial Statements

Notes & Schedules                                           36
Report of Independent Certified Public Accountants          41

Performance Comparisons
The Rightime Fund                                           42
The Rightime Government Securities Fund                     44
The Rightime Blue Chip Fund                                 46
The Rightime Social Awareness Fund                          48
The Rightime MidCap Fund                                    50

Officers and Directors                                      52



[RIGHTIME LOGO]                                                1997
Rightime                                              Annual Report
Family of Funds                              THE RIGHTIME FUND, INC.

Dear Shareholder:

"Goldilocks and the Three Bears" is a story we all remember fondly. And like all childhood fairy tales it has a happy ending. Many people are calling the U.S. economy a "Goldilocks" economy. The data is interpreted to mean that things are neither "too hot" nor "too cold." In the end, this is used to rationalize paying a higher price for stocks and then expecting that price to climb even higher. Throughout much of the last seven years this has held true. However, let's not overlook the likelihood that the people of Thailand and Malaysia, probably also felt confident right up to the point where their currencies and stock markets dropped in value by 40% each.

Of course, it's not prudent to compare the U.S. economy to that of the "Asian Tigers." The factors underlying the Asian problems -- poor banking, bad current account balances, etc. -- do not affect the U.S. economy the same way. However, it is important to realize that the investment world has very real risks. In fact, the more investors disregard such risk, the more they are likely to be affected by it. We at Rightime believe that the need for risk management is greatest when it is perceived to be the least needed.

A look at the state of the U.S. stock market and economy throughout 1997 would seem to confirm investors euphoria. Unemployment is at 4.6%; a level not seen since the Nixon presidency. From an inflation perspective, unemployment is at a level that most economists would have found alarming until recently. However, Federal Reserve Chairman Alan Greenspan has been reluctant to raise rates because of the lack of inflationary pressures within the economy despite the tight job market and upward pressures on wages. Productivity increases seem to be countering the inflationary pressures.

Because the market perceives that a rise in the Federal Reserve Rate is unlikely, bond yields have been declining since early April and have traded below the 6% level on the 30-year Treasury. The low and declining long rates have helped justify the P/E ratio of the S&P 500 of 23. As a result, the S&P 500 is at record levels as of early December after climbing nearly 32% in a year. Additionally, the Lipper Growth Fund Index is up over 25%.

Why is it that the Rightime Funds have trailed the market throughout 1997? Part of the answer is that much of the gains were achieved in a relatively short period during the year. From April 15 through July
23, the S&P rose over 24%. In fact, the second quarter happened to be the best performing quarter since 1991 for many mutual funds. Throughout the time period of April 15 through July 23, Rightime maintained a conservative position and did not participate in the upswing.

Why was Rightime bearish at a time when the market was going up? A look at how Rightime manages money and how we strive to achieve our risk reduction may be helpful. We have constructed a model that has four general type of indicators:

[bullet] Fundamental (inflation & relative value indicators)

[bullet] Monetary (interest rate movement & liquidity measures)

[bullet] Market sentiment (emotions of investors)

[bullet] Market momentum

We have blended these indicators to form a model that when followed since inception has provided market-like returns at half the risk measured by beta.

The order in which the indicators are listed is typically the order in which the market changes tend to occur. For example, fundamentals are the first to show signs of a change. They are then followed by monetary and then sentiment indicators. Lastly, the market loses momentum. Our sell signal in April was triggered primarily by a quick deterioration in market momentum. While the fundamentals and monetary indicators were declining, they did not turn until later and did not improve for some time. We did not re-enter the market until July 23 as a result, and unfortunately missed much of the 1997 upswing. This type of activity will tend to occur in riskier, potentially overvalued markets. That is, the marketplace believes the fundamentals will improve and buys stocks. Stock prices rally in response, before the fundamentals support the move. This time the fundamentals finally turned and improved. Our risk-averse nature kept us out of stocks and behind the market for the year.

The year will be remembered for two other important events. The technology sector was battered during the first months of the year. This occurred while the large capitalization stocks of the S&P retained their value. Since that time, technology stock prices have oscillated based on investor sentiment and earnings. What has affected investor sentiment and earnings has been this year's "Asian Flu." The problems with much of Southeast Asia has caused concern for the earnings prospects for large multi-nationals and technology stocks which are dependent on exporting to that part of the world. Additionally, the potential for these problems to leave Asia and impact other marketplaces has caused some trepidation among investors. This goes a long way to explaining what occurred on October 27, when the Dow Jones Industrial Average dropped over 500 points only to recover much of these losses in the next few days.

Where does all this leave us? As 1997 winds down, it will be remembered as a disappointment in terms of missed opportunities. However, we have preserved principal and that is our main goal. The marketplace is still favorable but not without its dangers. At this time, things do look positive and we remain fully invested in the stock market. In a similar fashion we remain fully committed to our modeling process and believe that the basic principles which have worked since 1979 still work in 1997. That investing in a disciplined manner over time, as we do, will lead to long-term success. Just as "Goldilocks" and other bedtime stories helped you sleep well as a child, our goal at Rightime is to help you rest easier while you invest.

David J. Rights
President, Rightime Econometrics, Inc.




[RIGHTIME LOGO]
                                                           October 31, 1997
Rightime
Family of Funds                                           The Rightime Fund
                                                   Portfolio of Investments

                                                                    Value
Shares                                                            (Note 1)
------------                                                 ---------------
EQUITY FUNDS: (80.94%)
    174,028     Acorn Fund                                     $  3,153,396
         21     Alliance Quasar Fund                                    607
    413,974     American Century Value Fund                       3,249,696
     73,978     Babson Value Fund                                 3,383,772
     70,443     Baron Asset Fund                                  3,266,460
     74,019     Brandywine Fund                                   2,470,023
     15,245     Clipper Fund                                      1,269,880
    123,504     Columbia Special Fund                             2,739,307
     67,982     Dreyfus Appreciation Fund                         2,103,358
     51,682     Dreyfus New Leaders Fund                          2,512,249
     47,111     Federated Growth Strategies Fund                  1,485,884
     49,588     Fidelity Fund                                     1,455,412
     24,009     Fidelity Value Fund                               1,458,308
     50,726     IDS Growth "A" Fund                               1,654,171
    198,410     IDS New Dimension Fund "A" Fund                   4,876,924
     19,597     Janus Twenty Fund                                   688,820
      8,643     Janus Venture Fund                                  508,563
     59,296     Kemper Blue Chip "A" Fund                         1,048,351
     42,590     Kemper Dreman High Return "A"
                  Fund                                            1,369,699
     14,484     Kemper Dreman Small Cap "A" Fund                    317,913
     93,732     Lexington Corporate Leaders Fund                  1,472,529
     16,768     Lindner Growth Fund                                 467,652
      7,332     Mairs and Power Growth Fund                         625,399
    346,032     MAS Value Fund                                    6,681,869
     77,154     MFS MIT "A" Fund                                  1,363,319
    167,028     MFS Research "A" Fund                             3,597,772
     54,377     Mutual Beacon Class Z Fund                          826,530
     82,922     Neuberger & Berman Genesis Fund                   1,380,648
     46,231     Neuberger & Berman Guardian Fund                  1,394,799
    125,808     New England Value Fund                            1,285,759
     25,366     Nicholas II Fund                                  1,025,043
     40,492     Nicholas Limited Edition Fund                     1,107,037
     45,562     Parkstone Small Cap "A" Fund                      1,286,224
    160,324     Pennsylvania Mutual Fund                          1,418,871
    149,427     Putnam Fund for Growth
                  & Income "A" Fund                               3,120,041
    285,319     Putnam Investors "A" Fund                         3,341,091
    169,241     Putnam OTC "A" Fund                               2,702,776
    116,018     Putnam Vista "A" Fund                             1,417,743
    357,095     Putnam Voyager "A" Fund                           6,938,350
     45,663     Seligman Capital Fund "A" Fund                      885,867
    101,149     Seligman Frontier "A" Fund                        1,695,258
    108,449     Stein Roe Capital Opportunities Fund              3,034,396
     56,675     T. Rowe Price Equity Income Fund                  1,487,147
     52,452     T. Rowe Price MidCap Growth Fund                  1,441,901
     32,159     T. Rowe Price New America Fund                    1,438,162
     74,254     T. Rowe Price Small Cap Stock Fund                1,681,114
    111,781     Vanguard US Growth Fund                           3,151,117
    115,818     Vanguard Windsor II Fund                          3,400,418
    161,373     William Blair Growth Fund                         2,478,690
     31,695     WPG Tudor Fund                                      828,827
                                                               ------------

Total Equity Funds
(cost $86,915,760)                                              101,989,142
                                                               ------------

  MONEY MARKET FUNDS: (16.49%)
    309,519     AIM Money Market Fund                               309,519
    143,977     Delaware Group Cash Reserve Fund                    143,977
  2,868,292     Fidelity U.S. Government
                  Reserves Fund                                   2,868,292
  6,395,790     IDS Cash Management Prime Fund                    6,395,790
  2,303,586     Kemper Government Money
                  Market Fund                                     2,303,586
    531,558     MAS Cash Reserve Fund                               531,558
  4,090,122     MFS Money Market Fund                             4,090,122
  1,022,667     New England Money Market Fund                     1,022,667
  1,334,634     Oppenheimer Money Market Fund                     1,334,634
  1,116,576     T. Rowe Price Prime Reserve Fund                  1,116,576
    657,094     Steinroe Cash Reserves Fund                         657,094
      2,000     Value Line Cash Fund                                  2,000
                                                               ------------

Total Money Market Funds
(cost $20,775,815)                                               20,775,815
                                                               ------------


Principal                                                          Value
Amount                                                            (Note 1)
------------                                                 ---------------
SHORT-TERM INVESTMENTS (2.86%)
Repurchase Agreement (1.29%)(b)
$ 1,632,000           Smith Barney Inc.
                      5.66%; 11/3/97 (cost $1,632,000;
                      maturity value $1,632,770)               $  1,632,000
                                                               ------------

United States Treasury Bill (1.57%)(c)
  2,000,000           5.13%; 1/22/98 (cost $1,976,584)            1,976,584
                                                               ------------

Total Short-term Investments
(cost $3,608,584)                                                 3,608,584
                                                               ------------

Total Investments
(cost $111,300,159)(100.29%)(a)                                 126,373,541

Liabilities Less Other Assets (-0.29%)                             (371,734)
                                                               ------------

Net Assets (100%)                                              $126,001,807
                                                               ============

(a) Aggregate cost for federal income tax purposes is $111,300,159.
    At October 31, 1997 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

     Gross unrealized appreciation                             $ 15,371,601
     Gross unrealized depreciation                                 (298,219)
                                                               ------------
     Net unrealized appreciation                               $ 15,073,382
                                                               ============

(b) The Repurchase Agreement is collateralized by obligations of the United States government and its agencies with a market value of $1,665,841 which exceeds the value of the repurchase agreement.
    It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The value of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transferred to the account of its custodian.

(c) At October 31, 1997, the market value of $1,976,584 of the U.S.
    Treasury Bills were pledged to cover margin requirements for futures contracts.

    Futures contracts at October 31, 1997:
       (Contracts-$500 times premium/delivery
       month/commitment)

                                                                 Unrealized
                                                                Depreciation
                                                               ------------
       S&P 500 Stock Index:
       50/December/Buy                                            $(496,250)
                                                               ============

See accompanying notes to financial statements





[RIGHTIME LOGO]
                                                           October 31, 1997

Rightime                                                       The Rightime
Family of Funds                                  Government Securities Fund
                                                   Portfolio of Investments

Principal                                                          Value
Amount                                                            (Note 1)
------------                                                 ---------------
U.S. GOVERNMENT OBLIGATIONS (82.42%)
 $4,000,000     U.S. Treasury Bond 6.875%; 8/15/25             $  4,341,320
  1,000,000     U.S. Treasury Bond 9.25%; 2/15/16                 1,331,380
  1,000,000     U.S. Treasury Bond 6.375%; 8/15/27                1,029,800
                                                               ------------

Total U.S. Government Obligations
(cost $6,195,000)                                                 6,702,500
                                                               ------------

SHORT-TERM INVESTMENTS (16.60%)
Repurchase Agreement (10.51%)(b)
    855,000     Smith Barney
                 5.66%; 11/03/97 (cost $855,000;
                 maturity value $855,403)                           855,000
                                                               ------------
United States Treasury Bill (6.09%)(c)
    500,000  5.09%; 1/15/98 (cost $494,813)                         494,813
                                                               ------------

Total Short-term Investments
(cost $1,349,813)                                                 1,349,813
                                                               ------------

Total Investments
(cost $7,544,813)(99.02%)(a)                                      8,052,313
Other Assets Less Liabilities (0.98%)                                79,974
                                                               ------------

Net Assets (100%)                                              $  8,132,287
                                                               ============

(a) Aggregate cost for federal income tax purposes is $7,484,813. At
    October 31, 1997 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

     Gross unrealized appreciation                              $   507,500
     Gross unrealized depreciation                                        0
                                                               ------------
     Net unrealized appreciation                                $   507,500
                                                               ============

(b) The Repurchase Agreement is collateralized by obligations of the United States government and its agencies with a market value of $872,729 which exceeds the value of the repurchase agreement.
    It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The value of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transferred to the account of its custodian.

(c) At October 31, 1997, the market value of $494,813 of the U.S.
    Treasury Bills were pledged to cover margin requirements for futures contracts.

    Futures contracts at October 31, 1997:
    (Contracts-$1000 times premium/delivery
    month/commitment)

                                                                 Unrealized
                                                                Appreciation
                                                               -------------
    U.S. Treasury Bonds:
    13/December/Buy                                             $    59,031
                                                               ============

    See accompanying notes to financial statements





[RIGHTIME LOGO]
                                                           October 31, 1997

Rightime                                        The Rightime Blue Chip Fund
Family of Funds                                    Portfolio of Investments

                                                                   Value
Shares                                                            (Note 1)
---------                                                    ---------------
COMMON STOCK (91.90%)
INDUSTRIALS (69.13%)

Aerospace/Defense (1.60%)
     34,319     Boeing Co.                                    $   1,643,022
      2,278     General Dynamics Corp.                              184,945
      6,980     Lockheed Martin Corp.                               663,536
      1,902     Northrop Grumman Corp.                              207,794
      8,392     Raytheon Co.                                        455,266
      6,520     Rockwell International Corp.                        319,480
      8,365     United Technologies Corp.                           585,550
                                                               ------------
                                                                  4,059,593
                                                               ------------

Aluminum (0.27%)
      6,888     Alcan Aluminium Ltd.                                196,738
      5,304     Aluminum Co. of America                             387,192
      1,718     Reynolds Metals Co.                                 104,691
                                                               ------------
                                                                    688,621
                                                               ------------

Automobiles (1.66%)
     26,029     Chrysler Corp.                                      917,522
     37,622     Ford Motor Co.                                    1,643,611
     25,722     General Motors Corp.                              1,651,031
                                                               ------------
                                                                  4,212,164
                                                               ------------

Auto Parts After Market (0.27%)
      3,102     Cooper Tire & Rubber Co.                             65,723
      1,949     Echlin, Inc.                                         63,830
      6,624     Genuine Parts Co.                                   207,414
      5,595     Goodyear Tire & Rubber Co.                          350,387
                                                               ------------
                                                                    687,354
                                                               ------------

Beverages (Alcoholic) (0.55%)
      1,471     Adolph Coors Co. Class B                             51,945
     16,949     Anheuser-Busch Co., Inc.                            676,901
      3,094     Brown-Forman Corp. Class B                          152,186
     15,203     Seagram Co. Ltd.                                    512,151
                                                               ------------
                                                                  1,393,183
                                                               ------------

Beverages (Soft Drinks) (2.65%)
     84,315     Coca-Cola Co.                                     4,763,797
     53,676     PepsiCo, Inc.                                     1,975,948
                                                               ------------
                                                                  6,739,745
                                                               ------------

Broadcast Media (0.29%)
      7,560     Comcast Corp. Class A Special                       207,900
      3,254     TCI Satellite Entertainment*                         23,591
     22,102     Tele-Communications, Inc.
                  Class A*                                          506,965
                                                               ------------
                                                                    738,456
                                                               ------------

Building Materials (0.18%)
      5,079     Masco Corp.                                         222,841
      1,772     Owens Corning                                        60,691
      6,394     Sherwin-Williams Co.                                177,434
                                                               ------------
                                                                    460,966
                                                               ------------

Chemicals (2.12%)
     11,030     Applied Materials, Inc.*                            368,126
      4,429     Air Products & Chemicals, Inc.                      336,604
      9,883     Dow Chemical Co.                                    896,882
     35,240     E.I. du Pont de Nemours & Co.                     2,004,275
      2,303     Goodrich (B.F.) Co.                                 102,627
      3,420     Hercules, Inc.                                      156,892
     19,900     Monsanto Co.                                        850,726
      4,859     Praxair, Inc.                                       211,670
      1,944     Rohm & Haas Co.                                     161,960
      4,400     Solutia Inc.*                                        97,350
      4,641     Union Carbide Corp.                                 212,036
                                                               ------------
                                                                  5,399,148
                                                               ------------

Chemicals (Diversified) (0.35%)
      3,817     Avery Dennison Corp.                                151,964
      5,081     Engelhard Corp.                                      88,282
      1,469     FMC Corp.*                                          118,714
      3,096     Mallinckrodt Inc.                                   116,100
      7,165     PPG Industries, Inc.                                405,718
                                                               ------------
                                                                    880,778
                                                               ------------

Chemicals (Specialty) (0.27%)
      2,502     Fresenious Medical Care-ADR                          58,953
      3,301     Grace (W.R.) & Co.                                  224,468
      2,359     Great Lakes Chemical Corp.                          110,873
      5,658     Morton Int'l Inc.                                   186,714
      2,339     Nalco Chemical Co.                                   93,560
                                                               ------------
                                                                    674,568
                                                               ------------

Commercial Services (0.09%)
      1,992     Ecolab, Inc.                                         94,744
      1,740     National Service Industries, Inc.                    76,995
      1,206     Ogden Corp.                                          30,452
      1,431     Safety-Kleen Corp.                                   31,661
                                                               ------------
                                                                    233,852
                                                               ------------

Communication (Equipment/
Manufacturers) (1.32%)
      3,023     Andrew Corp.*                                        70,096
      6,573     Bay Networks                                        207,871
      4,569     Cabletron Systems, Inc.*                            132,501
     19,370     Cisco Systems, Inc.*                              1,588,946
      3,910     DSC Communications Corp.*                            95,306
      4,694     Nextlevel Systems Inc.*                              63,369
      9,362     Northern Telecom Ltd.                               839,654
      2,484     Scientific-Atlanta, Inc.                             46,109
      5,702     Tellabs, Inc.*                                      307,908
                                                               ------------
                                                                  3,351,760
                                                               ------------

Computer Software & Services (3.61%)
      4,647     3 Com Corp.*                                        192,560
      7,660     ALLTEL Corp.                                        270,972
      1,526     Autodesk, Inc.                                       56,462
      9,827     Automatic Data Processing, Inc.                     502,405
     12,183     Computer Associates
                 International, Inc.                                908,395
      1,952     Computer Sciences Corp.*                            138,470
      9,712     First Data Corp.                                    282,255
     41,559     Microsoft Corp.*                                  5,402,670
     12,421     Novell, Inc.*                                       104,802
     33,139     Oracle Corp.*                                     1,185,755
        860     Shared Medical Systems Corp.                         47,085
      5,524     Silicon Graphics, Inc.*                              81,134
                                                               ------------
                                                                  9,172,965
                                                               ------------

Computer Systems (2.65%)
      4,043     Apple Computer, Inc.                                 68,857
     24,543     COMPAQ Computer Corp.                             1,564,611
      1,732     Ceridian Corp.*                                      67,656
      1,162     Data General Corp.*                                  22,369
      4,152     Dell Computer*                                      332,679
      5,135     Digital Equipment Corp.*                            257,071
      2,292     EMC Corp.*                                          128,352
      1,653     Intergraph Corp.*                                    17,770
     37,735     International Business
                 Machines Corp.                                   3,700,388
      4,226     LSI Logic Corp.                                      92,180
      1,992     Seagate Technology*                                  54,033
     10,379     Sun Microsystems, Inc.*                             355,481
      6,271     Unisys Corp.*                                        83,483
                                                               ------------
                                                                  6,744,930
                                                               ------------
Conglomerates (0.55%)
      3,984     Allegheny Teledyne Inc.                             104,829
      6,812     Fortune Brands                                      225,222
      3,443     ITT Industries, Inc.                                108,669
      3,800     ITT Hartford Group Inc.                             307,800
      6,578     Tenneco Inc.                                        295,599
      6,294     Textron, Inc.                                       363,872
                                                               ------------
                                                                  1,405,991
                                                               ------------

Containers (Metal & Glass) (0.08%)
      1,077     Ball Corp.                                           37,695
      3,478     Crown Cork & Seal Co., Inc.*                        156,727
                                                               ------------
                                                                    194,422
                                                               ------------

Containers (Paper) (0.09%)
      1,913     Bemis Co., Inc.                                      72,933
      3,345     Stone Container Corp.*                               40,349
      2,056     Temple-Inland Inc.                                  117,963
                                                               ------------
                                                                    231,245
                                                               ------------

Cosmetics (0.71%)
      2,290     Alberto-Culver Co. Class B                           69,129
      4,527     Avon Products, Inc.                                 296,518
     13,997     Gillette Co.                                      1,246,608
      4,076     International Flavors &
                 Fragrances, Inc.                                   197,177
                                                               ------------
                                                                  1,809,432
                                                               ------------

Electrical Equipment (3.72%)
      8,661     AMP, Inc.                                           389,745
      1,564     Commscope Inc.*                                      17,204
     15,134     Emerson Electric Co.                                793,589
    112,691     General Electric Co.                              7,275,613
      1,913     Grainger (W.W.), Inc.                               167,268
      4,224     Honeywell, Inc.                                     287,496
      1,380     Raychem Corp.                                       124,976
      1,442     Thomas & Betts Corp.                                 71,739
     12,661     Westinghouse Electric Corp.                         334,725
                                                               ------------
                                                                  9,462,355
                                                               ------------

Electronics (Defense) (0.05%)
      1,745     EG & G, Inc.                                         36,100
      4,460     Loral Space &
                 Communications Ltd.*                                93,660
                                                               ------------
                                                                    129,760
                                                               ------------
Electronics (Instrumentation) (0.91%)
     34,871     Hewlett-Packard Co.                               2,151,105
      1,465     Perkin-Elmer Corp.                                   91,563
      1,331     Tektronix, Inc.                                      78,695
                                                               ------------
                                                                  2,321,363
                                                               ------------

Electronics (Semiconductors) (2.65%)
      3,929     Advanced Micro Devices, Inc.*                        90,367
      1,173     General Semiconductor Inc.*                          13,343
     56,142     Intel Corp.                                       4,322,934
      7,082     Micron Technology Inc.                              189,886
     20,181     Motorola, Inc.                                    1,246,177
      4,553     National Semiconductor Corp.*                       163,908
      6,605     Texas Instruments, Inc.                             704,671
                                                               ------------
                                                                  6,731,286
                                                               ------------

Engineering & Construction (0.07%)
      3,164     Fluor Corp.                                         130,119
      1,478     Foster Wheeler Corp.                                 48,497
                                                               ------------
                                                                    178,616
                                                               ------------

Entertainment (0.72%)
      1,156     King World Productions, Inc.*                        54,621
     21,453     Walt Disney Co.                                   1,764,509
                                                               ------------
                                                                  1,819,130
                                                               ------------

Foods (2.21%)
     24,028     Archer-Daniels-Midland Co.                          534,629
      5,164     CPC International, Inc.                             511,236
      6,799     Campbell Soup Co.                                   350,573
     16,456     ConAgra, Inc.                                       495,737
      5,573     Darden Restaurants Inc.*                             63,393
      5,727     General Mills, Inc.                                 377,982
     12,734     H.J. Heinz Co.                                      591,335
      5,643     Hershey Foods Corp.                                 311,776
     14,854     Kellogg Co.                                         639,650
      5,545     Quaker Oats Co.                                     265,467
      3,587     Ralston-Purina Group                                321,933
     16,415     Sara Lee Corp.                                      839,217
      4,253     Wrigley, (Wm.) Jr. Co.                              307,811
                                                               ------------
                                                                  5,610,739
                                                               ------------

Food Wholesalers (0.15%)
      1,452     Fleming Cos., Inc.                                   24,503
      2,508     SuperValu Inc.                                       91,855
      6,634     Sysco Corp.                                         265,360
                                                               ------------
                                                                    381,718
                                                               ------------

Gold Mining (0.33%)
     12,354     Barrick Gold Corp.                                  254,029
      7,049     Battle Mountain Gold Co.                             43,175
      4,194     Echo Bay Mines Ltd.                                  17,038
      6,368     Freeport-McMoran                                    152,036
      4,928     Homestake Mining Co.                                 60,984
      5,048     Newmont Mining Corp.                                176,680
      8,020     Placer Dome Group, Inc.                             124,310
                                                               ------------
                                                                    828,252
                                                               ------------

Hardware & Tools (0.14%)
      3,256     Black & Decker Corp.*                               123,932
      2,488     Snap-On Inc.                                        106,984
      3,081     Stanley Works                                       130,172
                                                               ------------
                                                                    361,088
                                                               ------------

Health Care (Diversified) (4.07%)
     26,606     Abbott Laboratories, Inc.                         1,631,280
     22,072     American Home Products Corp.                      1,636,087
     33,750     Bristol-Myers Squibb Co.                          2,961,562
     44,192     Johnson & Johnson                                 2,535,516
      6,053     United Healthcare Corp.                             280,330
      9,109     Warner-Lambert Co.                                1,304,295
                                                               ------------
                                                                 10,349,070
                                                               ------------

Health Care (Drugs) (4.29%)
        136     Crescendo Pharm.                                      1,542
     36,524     Lilly (Eli) & Co.                                 2,442,543
     41,438     Merck & Co., Inc.                                 3,698,341
     42,180     Pfizer, Inc.                                      2,984,235
     10,814     Pharmacia & Upjohn, Inc.                            343,344
     25,727     Schering-Plough Corp.                             1,442,320
                                                               ------------
                                                                 10,912,325
                                                               ------------

Health Care (Miscellaneous) (0.16%)
      2,727     ALZA Corp.*                                          71,073
      2,634     Beverly Enterprises Inc.*                            39,345
      9,052     HEALTHSOUTH Corp.*                                  231,392
      1,728     Manor Care Inc.                                      59,292
                                                               ------------
                                                                    401,102
                                                               ------------

Heavy Duty Trucks & Parts (0.26%)
      1,322     Cummins Engine Co., Inc.                             80,559
      3,170     Dana Corp.                                          148,396
      2,778     Eaton Corp.                                         268,424
      2,490     Navistar International Corp.*                        57,737
      2,478     PACCAR, Inc.                                        111,665
                                                               ------------
                                                                    666,781
                                                               ------------

Hospital Management Companies (0.35%)
      22,571     Columbia/HCA Healthcare Corp.                      637,631
       1,776     Humana, Inc.*                                       37,296
       7,050     Tenet Healthcare Corp.*                            215,465
                                                               ------------
                                                                    890,392
                                                               ------------

Homebuilding (0.05%)
      1,082     Centex Corp.                                         63,297
      1,195     Kaufman & Broad Home Corp.                           25,468
        986     Pulte Corp.                                          36,852
                                                               ------------
                                                                    125,617
                                                               ------------

Hotel/Motel (0.24%)
      1,154     Choice Hotels Hldgs Inc.*                            20,267
      3,581     Harrah's Entertainment, Inc.                         70,501
      6,872     Hilton Hotels Corp.                                 211,744
      4,183     Marriott International                              291,764
        385     Sunburst Hospitality*                                 3,895
                                                               ------------
                                                                    598,171
                                                               ------------

Household Furnishings & Appliances (0.13%)
        999     Armstrong World Industries, Inc.                     66,496
      3,556     Maytag Corp.                                        118,681
      2,425     Whirlpool Corp.                                     147,016
                                                               ------------
                                                                    332,193
                                                               ------------

Household Products (2.12%)
      4,370     Clorox Co.                                          305,900
     10,274     Colgate-Palmolive Co.                               665,241
     47,226     Procter & Gamble Co.                              3,211,368
     22,824     Unilever NV ADR                                   1,218,231
                                                               ------------
                                                                  5,400,740
                                                               ------------

Housewares (0.20%)
      6,443     Newell Co.                                          247,250
      2,044     Premark International, Inc.                          55,316
      5,917     Rubbermaid, Inc.                                    142,378
      2,518     Tupperware Corp.                                     63,107
                                                               ------------
                                                                    508,051
                                                               ------------

Machinery (Diversified) (0.71%)
      1,211     Briggs & Stratton Corp.                              60,247
     15,144     Caterpillar, Inc.                                   776,130
      3,326     Cooper Industries, Inc.                             173,368
      8,886     Deere & Co.                                         467,626
      1,526     Harnischfeger Industries Inc.                        60,086
      5,983     Ingersoll-Rand Co.                                  232,944
      1,138     LucasVarity PLC-ADS                                  38,834
                                                               ------------
                                                                  1,809,235
                                                               ------------
Manufacturing (Diversified Industries) (0.70%)
      1,082     Aeroquip Vickers Inc.                                56,332
      2,035     Case Corp.                                          121,718
      1,565     Crane Co.                                            65,045
      3,620     Dover Corp.                                         244,350
        487     Fleetwood Enterprises, Inc.                          14,762
      6,712     Illinois Tool Works, Inc.                           330,146
      3,252     Johnson Controls, Inc.                              145,934
      1,459     Millipore Corp.                                      57,083
        332     NACCO Industries, Inc. Class A                       34,196
      4,202     Pall Corp.                                           86,929
      3,377     Parker Hannifin Corp.                               141,201
      2,444     Timken Co.                                           81,874
     10,512     Tyco Intl Ltd.                                      396,828
                                                               ------------
                                                                  1,776,398
                                                               ------------

Medical Products & Supplies (0.81%)
      1,443     Allegiance Corp.                                     40,043
      2,049     Bard (C.R.), Inc.                                    56,860
      2,334     Bausch & Lomb, Inc.                                  91,609
      9,397     Baxter International, Inc.                          434,611
      4,716     Becton, Dickinson & Co.                             217,231
      4,731     Biomet, Inc.*                                       117,979
      4,655     Boston Scientific Corp.*                            211,803
     15,816     Medtronic, Inc.                                     687,996
      2,602     St. Jude Medical, Inc.*                              78,873
      3,609     Sigma Aldrich Corp.                                 126,766
                                                               ------------
                                                                  2,063,771
                                                               ------------

Metals Miscellaneous (0.13%)
      1,384     ASARCO, Inc.                                         37,887
      2,941     Cyprus Amax Minerals Co.                             61,577
      4,197     Inco Ltd.                                            86,563
      2,061     Phelps Dodge Corp.                                  153,287
                                                               ------------
                                                                    339,314
                                                               ------------

Miscellaneous (3.60%)
      1,578     A.C. Nielson*                                        36,097
      2,510     Allergan, Inc.                                       82,673
     19,082     AlliedSignal Inc.                                   686,952
      2,283     American Greetings Corp. Class A                     79,192
      9,094     Amgen, Inc.*                                        447,880
      2,478     Autoliv Inc.                                         97,726
      3,245     Brunswick Corp.                                     109,519
      1,078     Cincinnati Milacron, Inc.                            29,915
      6,113     Cognizant Corp.                                     239,553
      8,372     Corning, Inc.                                       377,787
      3,005     Covance Inc.*                                        53,151
     10,342     CUC International, Inc.*                            305,089
      3,151     Deluxe Corp.                                        103,195
      3,108     Dial Corp.                                           52,448
      5,595     Donnelley (R.R.) & Sons Co.                         182,537
        487     Eastern Enterprises                                  19,084
      2,709     Eastman Chemical                                    161,524
     11,672     Eastman Kodak Co.                                   698,861
      1,507     General Signal Corp.                                 60,468
      6,000     HBO & Co.                                           261,000
      4,271     H & R Block, Inc.                                   158,027
        933     HFS Inc.*                                            65,776
      2,417     Harcourt General, Inc.                              121,001
      1,272     Harland (John H.)Co.                                 28,541
      2,250     Harris Corp.                                         98,156
      4,490     Ikon Office Solutions Inc.                          127,123
        934     Imation Corp.                                        19,964
      4,258     Interpublic Group                                   202,255
      1,238     Jostens Inc.                                         28,861
      1,517     Kerr-McGee Corp.                                    102,492
      4,455     Loews Corp.                                         497,568
      5,240     Marsh & McLennan Cos., Inc.                         372,040
      2,173     Meritor Automotive Inc.                              48,488
     13,113     Minnesota Mining &
                 Manufacturing Co.                                1,199,839
      4,908     NCR Corporation*                                    148,774
      1,880     Newport News Shipbuilding                            40,420
      2,931     Pioneer Hi Bred International                       268,553
      1,379     Polaroid Corp.                                       61,969
      1,502     Quest Diagnostics*                                   25,065
      7,271     Service Corp. International                         221,311
        598     Springs Industries Inc. Class A                      27,732
      4,516     TRW, Inc.                                           258,541
      3,300     Unisource Worldwide Inc.                             53,831
      1,812     United States Surgical Corp.                         48,811
     13,369     Viacom International Class B*                       404,412
      3,108     Viad Corp.                                           56,721
      4,671     Whitman Corp.                                       122,614
      5,199     Williams Cos., Inc.                                 264,824
                                                               ------------
                                                                  9,158,360
                                                               ------------

Office Equipment & Supplies (0.61%)
      3,264     Moore Corp. Ltd.                                     52,836
      6,017     Pitney Bowes, Inc.                                  477,223
     12,789     Xerox Corp.                                       1,014,328
                                                               ------------
                                                                  1,544,387
                                                               ------------

Oil & Gas Drilling (0.07%)
        736     Helmerich & Payne, Inc.                              59,386
      3,315     Rowan Cos., Inc.*                                   128,871
                                                               ------------
                                                                    188,257
                                                               ------------

Oil (Exploration & Production) (0.27%)
      3,630     Burlington Resources, Inc.                          177,643
      1,325     Monterey Resources                                   26,417
      3,862     Oryx Energy Co.*                                    106,446
      3,006     Santa Fe Energy Resources, Inc.*                     39,266
      1,826     Western Atlas Inc.*                                 157,379
      7,305     Union Pacific Resources
                 Group, Inc.                                        179,886
                                                               ------------
                                                                    687,037
                                                               ------------

Oil (Domestic Integrated) (1.20%)
      3,834     Amerada Hess Corp.                                  235,551
      1,732     Ashland Inc.                                         82,595
     11,889     Atlantic Richfield Co.                              978,613
     11,715     Occidental Petroleum Corp.                          326,556
      1,339     Pennzoil Co.                                         99,086
      9,711     Phillips Petroleum Co.                              469,770
      2,771     Sun Co., Inc.                                       111,013
     10,791     USX-Marathon Group                                  385,778
      9,091     Unocal Corp.                                        375,004
                                                               ------------
                                                                  3,063,966
                                                               ------------

Oil (International Integrated) (5.89%)
     14,986     Amoco Corp.                                       1,374,029
     21,741     Chevron Corp.                                     1,803,144
     83,163     Exxon Corp.                                       5,109,327
     26,168     Mobil Corp.                                       1,905,357
     71,864     Royal Dutch Petroleum Co. ADR                     3,781,843
     17,590     Texaco Inc.                                       1,001,531
                                                               ------------
                                                                 14,975,231
                                                               ------------

Oil Well Equipment & Services (0.97%)
      5,335     Baker Hughes, Inc.                                  245,077
      6,683     Dresser Industries, Inc.                            281,521
      8,828     Halliburton Co.                                     526,370
      1,898     McDermott International, Inc.                        68,921
     15,362     Schlumberger Ltd.                                 1,344,175
                                                               ------------
                                                                  2,466,064
                                                               ------------

Paper & Forest Products (1.16%)
      1,626     Boise Cascade Corp.                                  56,300
      2,653     Champion International Corp.                        146,412
      2,793     Fort James Corp.                                    110,847
      3,079     Georgia-Pacific Corp.                               261,138
      9,649     International Paper Co.                             434,205
     20,578     Kimberly-Clark Corp.                              1,068,770
      2,999     Louisiana-Pacific Corp.                              62,979
      1,620     Mead Corp.                                           98,010
      1,149     Potlatch Corp.                                       57,306
      2,065     Union Camp Corp.                                    111,897
      3,170     Westvaco Corp.                                      104,016
      6,873     Weyerhaeuser Co.                                    328,186
      3,674     Willamette Industries, Inc.                         121,472
                                                               ------------
                                                                  2,961,538
                                                               ------------

Pollution Control (0.32%)
      6,742     Browning-Ferris Industries, Inc.                    219,115
      9,030     Laidlaw, Inc. Class B                               127,549
     20,113     Waste Management Inc.                               470,141
                                                               ------------
                                                                    816,805
                                                               ------------

Publishing (0.56%)
      5,513     Dun & Bradstreet Corp.                              157,465
      3,765     McGraw-Hill Cos.                                    246,137
      2,352     Meredith Corp.                                       80,115
     16,361     Time Warner, Inc.                                   943,825
                                                               ------------
                                                                  1,427,542
                                                               ------------

Publishing (Newspapers) (0.63%)
      3,476     Dow Jones & Co., Inc.                               161,634
     11,710     Gannett Co., Inc.                                   615,507
      3,725     Knight-Ridder, Inc.                                 194,631
      3,070     New York Times Co. Class A                          168,083
      3,897     Times Mirror Co. Class A                            210,925
      4,690     Tribune Co.                                         258,536
                                                               ------------
                                                                  1,609,316
                                                               ------------

Restaurants (0.54%)
      1,241     Luby's Cafeterias, Inc.                              24,742
     23,996     McDonald's Corp.                                  1,075,321
      2,609     Ryan's Family Steak Houses, Inc.*                    22,503
      2,309     Shoney's Inc.*                                       10,824

      5,368     Tricon Global Restaurants                           162,705
      3,466     Wendy's International, Inc.                          72,786
                                                               ------------
                                                                  1,368,881
                                                               ------------

Retail Stores (Department) (0.74%)
      7,526     Dayton-Hudson Corp.                                 472,727
      3,808     Dillard's Inc.                                      146,132
      2,305     Federated Department Stores                         101,420
      8,678     May Department Stores Co.                           467,527
      1,143     Mercantile Stores Co., Inc.                          67,366
      3,009     Nordstrom, Inc.                                     184,301
      7,593     J.C. Penney Co.                                     445,614
                                                               ------------
                                                                  1,885,087
                                                               ------------

Retail Stores (Drugs) (0.25%)
      2,532     Rite Aid Corp.                                      150,338
     17,210     Walgreen Co.                                        484,031
                                                               ------------
                                                                    634,369
                                                               ------------

Retail Stores (Food Chains) (0.48%)
      9,513     Albertson's, Inc.                                   350,792
     11,140     American Stores Co.                                 286,159
      2,285     Giant Food, Inc. Class A                             69,978
      1,385     Great Atlantic &
                  Pacific Tea Co., Inc.                              42,502
      8,162     Kroger Co.*                                         266,285
      5,668     Winn Dixie Stores, Inc.                             210,425
                                                               ------------
                                                                  1,226,141
                                                               ------------

Retail Stores (General Merchandise) (1.39%)
     17,402     Kmart Corp.                                         229,489
     13,186     Sears, Roebuck & Co.                                552,164
     78,472     Wal-Mart Stores, Inc.                             2,756,329
                                                               ------------
                                                                  3,537,982
                                                               ------------

Retail Stores (Specialty) (1.15%)
      3,298     Circuit City Stores, Inc.                           131,508
      6,689     Costco Companies*                                   257,526
      3,348     CVS Corporation                                     205,274
        769     Footstar Inc.*                                       20,907
     24,547     Home Depot, Inc.                                  1,365,427
      1,440     Longs Drug Stores, Inc.                              36,090
      6,085     Lowes Cos., Inc.                                    253,288
      1,037     Payless Shoesource Inc.*                             57,813
      2,202     Pep Boys (Manny, Moe & Jack)                         55,463
      4,378     Tandy Corp.                                         150,494
      9,307     Toys R Us, Inc.*                                    317,019
      4,451     Woolworth Corp.*                                     84,569
                                                               ------------
                                                                  2,935,378
                                                               ------------

Retail Stores (Specialty-Apparel) (0.35%)
      3,661     Charming Shoppes, Inc.                               18,991
     10,822     Gap (The), Inc.                                     575,595
      7,007     Limited, Inc.                                       165,103
      4,788     TJX Cos., Inc.                                      141,845
                                                               ------------
                                                                    901,534
                                                               ------------

Shoes (0.20%)
     10,120     Nike, Inc. Class B                                  475,640
        674     Reebok International Ltd.                            24,854
      1,461     Stride Rite Corp.                                    17,167
                                                               ------------
                                                                    517,661
                                                               ------------

Steel (0.16%)
      4,045     Armco, Inc.*                                         23,259
      3,277     Bethlehem Steel Corp.*                               32,770
      1,406     Inland Steel Industries, Inc.*                       27,593
      3,248     Nucor Corp.                                         169,708
      2,544     USX-U.S. Steel Group                                 86,496
      2,785     Worthington Industries, Inc.                         57,614
                                                               ------------
                                                                    397,440
                                                               ------------

Telecommunications (Long Distance) (2.31%)
     52,876     AT&T Corp.                                        2,587,619
     18,394     Lucent Technologies Inc.                          1,516,355
     22,674     MCI Communications Corp.                            804,927
     12,805     Sprint Corp.                                        665,860
      9,151     WorldCom, Inc.                                      307,703
                                                               ------------
                                                                  5,882,464
                                                               ------------

Textile (Apparel Manufacturers) (0.15%)
      2,371     Fruit of the Loom, Inc. Class A*                     61,794
      2,085     Liz Claiborne, Inc.                                 105,684
      1,385     Russell Corp.                                        40,684
      2,077     V.F. Corp.                                          185,632
                                                               ------------
                                                                    393,794
                                                               ------------

Tobacco (1.46%)
      8,136     Gallaher Group ADS                                  156,110
     83,610     Philip Morris Cos., Inc.                          3,313,046
      8,112     UST Inc.                                            242,853
                                                               ------------
                                                                  3,712,009
                                                               ------------

Toys (0.19%)
      4,979     Hasbro, Inc.                                        144,391
      9,036     Mattel, Inc.                                        351,275
                                                               ------------
                                                                    495,666
                                                               ------------

Total Industrials                                               175,863,549
                                                               ------------

TRANSPORTATION (1.24%)
Airlines (0.31%)
      2,806     AMR Corp.*                                          326,724
      1,958     Delta Air Lines, Inc.                               197,268
      5,045     Southwest Airlines Co.                              164,593
      1,900     USAir Group, Inc.*                                   89,063
                                                               ------------
                                                                    777,648
                                                               ------------

Railroads (0.72%)
      4,944     Burlington Northern
                 Santa Fe Corp.                                     469,680
      7,797     CSX Corp.                                           426,398
     13,752     Norfolk Southern Corp.                              441,783
      8,111     Union Pacific Corp.                                 496,799
                                                               ------------
                                                                  1,834,660
                                                               ------------

Truckers (0.08%)
      1,328     Caliber System Inc.                                  69,222
      2,150     CNF Transportation                                   95,944
      1,075     Consolidated Freightways Corp.                       15,184
        662     Yellow Corp.                                         18,164
                                                               ------------
                                                                    198,514
                                                               ------------

Transportation (Miscellaneous) (0.13%)
      3,467     Federal Express Corp.*                              231,422
      2,990     Ryder System, Inc.                                  104,650
                                                               ------------
                                                                    336,072
                                                               ------------

Total Transportation                                              3,146,894
                                                               ------------

UTILITIES (6.72%)
Electric Companies (2.32%)
      6,957     American Electric Power Co., Inc.                   328,718
      5,438     Baltimore Gas & Electric Co.                        149,205
      5,137     Carolina Power & Light Co.                          183,648
      6,688     Central & South West Corp.                          144,210
      5,690     CINergy Corp.                                       187,770
      6,271     Consolidated Edison Co.
                 of New York, Inc.                                  214,782
      5,134     DTE Energy Co.                                      157,870
      5,798     Dominion Resources, Inc.                            215,613
     12,080     Duke Power Co.                                      582,860
     15,016     Edison International                                384,785
      8,153     Entergy Corp.                                       199,239
      6,657     FPL Group, Inc.                                     344,084
      3,972     GPU Inc.                                            143,737
      9,620     Houston Industries, Inc.                            209,235
      5,673     Niagara Mohawk Power Corp.                           54,957
      2,333     Northern States Power Co.                           117,525
      5,143     Ohio Edison Co.                                     127,289
      7,485     PECO Energy Corp.                                   169,816
      1,776     PP&L Resources Inc.                                  38,406
      9,861     PacifiCorp                                          213,860
     14,248     PG & E Corporation                                  364,215
      8,311     Public Service Enterprise
                 Group Inc.                                         215,567
     22,291     Southern Co.                                        511,300
      8,037     Texas Utilities Co.                                 288,327
      7,180     Unicom Corp.                                        201,040
      3,724     Union Electric Co.                                  140,348
                                                               ------------
                                                                  5,888,406
                                                               ------------

Natural Gas (0.51%)
      4,194     Coastal Corp.                                       252,164
      2,074     Columbia Gas Systems, Inc.*                         149,847
      2,232     Consolidated Natural Gas Co.                        120,668
        874     El Paso Natural Gas                                  52,385
      8,737     Enron Corp.                                         332,006
      3,114     ENSERCH Exploration Inc.                             28,026
      1,458     NICOR, Inc.                                          56,224
        998     ONEOK, Inc.                                          34,244
      2,869     Pacific Enterprises                                  93,780
      1,349     Peoples Energy Corp.                                 48,227
      2,863     Sonat, Inc.                                         131,519
                                                               ------------
                                                                  1,299,090
                                                               ------------

Telephone (3.89%)
     16,578     AirTouch Communications*                            640,325
     18,338     Ameritech Corp.                                   1,191,970
     25,814     Bell Atlantic Corp.                               2,061,893
     35,019     BellSouth Corp.                                   1,656,837
     32,403     GTE Corp.                                         1,375,102
     30,626     SBC Communications Inc.                           1,948,579
     15,643     U S West Media Group                                394,986
     15,905     U S West Communication Group                        633,218
                                                               ------------
                                                                  9,902,910
                                                               ------------

Total Utilities                                                  17,090,406
                                                               ------------

FINANCIAL (14.81%)
Financial Miscellaneous (3.07%)
     16,688     American Express Co.                              1,301,664
      9,042     American General Corp.                              461,142
     24,810     Federal Home Loan
                 Mortgage Corp.                                     939,679
     37,033     Federal National Mortgage Assn.                   1,793,786
      4,766     Green Tree Financial Corp.                          200,768
     17,355     MBNA Corp.                                          456,653
     14,253     Merrill Lynch & Co., Inc.                           963,859
     22,747     Morgan Stanley, Dean Witter
                 Discover                                         1,114,603
      3,648     Salomon, Inc.                                       283,404
      2,994     Transamerica Corp.                                  302,207
                                                               ------------
                                                                  7,817,765
                                                               ------------

Life Insurance (0.38%)
      1,726     Aon Corp.                                            93,096
      2,018     Aegon NV                                            160,431
      2,386     Jefferson-Pilot Corp.                               184,468
      3,411     Lincoln National Corp.                              234,506
      3,867     Providian Financial Corp.                           143,079
      3,816     Torchmark Corp.                                     152,163
                                                               ------------
                                                                    967,743
                                                               ------------

Major Regional Banks (4.21%)
     15,950     Banc One Corp.                                      831,394
     13,822     Bank of New York Co., Inc.                          650,498
      7,115     Barnett Banks, Inc.                                 490,935
      1,403     Comerica , Inc.                                     110,925
      6,573     CoreStates Financial Corp.                          478,186
      6,016     Fifth Third Bancorp                                 385,776
     13,850     First Union Corp.                                   679,515
      9,445     Fleet Financial Group, Inc.                         607,431
      8,197     KeyCorp                                             501,554
      6,237     National City Corp.                                 372,661
     18,109     NationsBank, Inc.                                 1,084,277
     26,806     Norwest Corp.                                       859,468
      9,408     PNC Bank Corp.                                      446,880
      8,285     SunTrust Banks, Inc.                                536,971
      8,723     U.S. Bancorp                                        887,020
      6,895     Wachovia Corp.                                      519,279
      4,333     Wells Fargo & Co.                                 1,262,528
                                                               ------------
                                                                 10,705,298
                                                               ------------

Money Center Banks (2.38%)
      3,296     Bankers Trust New York Corp.                        388,928
     15,935     Chase Manhattan Corp.                             1,838,501
     16,467     Citicorp                                          2,059,404
     11,675     First Chicago NBD Corp.                             849,356
      6,795     Morgan (J.P.) & Co., Inc.                           745,751
      1,641     Republic New York Corp.                             173,639
                                                               ------------
                                                                  6,055,579
                                                               ------------

Multi-Line Insurance (2.46%)
      5,141     Aetna Inc.                                          365,332
     14,606     Allstate Corp.                                    1,211,385
     24,822     American International
                 Group, Inc.                                      2,533,345
      2,380     CIGNA Corp.                                         369,495
     22,078     Travelers Group Inc.                              1,545,460
      4,661     UNUM Corp.                                          227,224
                                                               ------------
                                                                  6,252,241
                                                               ------------

Other Major Banks (1.13%)
     27,854     BankAmerica Corp.                                 1,991,561
      4,224     BankBoston Corp.                                    342,408
     10,688     Mellon Bank Corp.                                   551,100
                                                               ------------
                                                                  2,885,069
                                                               ------------

Personal Loans (0.23%)
      2,358     Beneficial Corp.                                    180,829
      3,522     Household International, Inc.                       398,867
                                                               ------------
                                                                    579,696
                                                               ------------

Property-Casualty Insurance (0.67%)
      5,724     Chubb Corp.                                         379,215
      2,856     General Re Corp.                                    563,167
      3,746     MGIC Investment Corp.                               225,931
      4,152     SAFECO Corp.                                        197,739
      3,026     St. Paul Cos., Inc.                                 241,891
      4,081     USF&G Corp.                                          82,640
                                                               ------------
                                                                  1,690,583
                                                               ------------

Savings & Loans Companies (0.28%)
      4,013     Ahmanson (H.F.) & Co.                               236,767
      2,023     Golden West Financial Corp.                         175,495
      4,376     Washington Mutual Inc.                              299,483
                                                               ------------
                                                                    711,745
                                                               ------------

Total Financial                                                  37,665,719
                                                               ------------

Total Common Stock (cost $165,477,690)                          233,766,568
                                                               ------------


Principal
Amount
------------
SHORT-TERM INVESTMENTS (8.24%)
Repurchase Agreement, (6.30%)(b)
$16,017,000          Smith Barney Inc.
                      5.66%; 11/3/97 (cost $16,017,000;
                      maturity value $16,024,555)                16,017,000
United States Treasury Bills (1.94%)(c)
  5,000,000          4.98%; 1/15/98 (cost $4,948,854)             4,948,854
                                                               ------------

Total Short-term Investments
          (cost $20,965,854)                                     20,965,854
                                                               ------------

Total Investments (cost $186,443,544)
          (100.14%)(a)                                          254,732,422

Liabilities Less Other Assets (-0.14%)                             (345,468)
                                                               ------------

Net Assets (100%)                                              $254,386,954
                                                               ============

* Non-income producing security.

(a) Aggregate cost for federal income tax purposes is $186,443,544. At
    October 31, 1997 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

     Gross unrealized appreciation                              $70,249,320
     Gross unrealized depreciation                               (1,960,442)
                                                               ------------
     Net unrealized appreciation                                $68,288,878
                                                               ============

(b) The Repurchase Agreement is collateralized by obligations of the United States government and its agencies with a market value of $16,349,126 which exceeds the value of the repurchase agreement. It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The value of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transferred to the account of its custodian.

(c) At October 31, 1997, the market value of $4,948,854 of the U.S.
    Treasury Bills were pledged to cover margin requirements for futures contracts.

Futures contracts at October 31, 1997:
   (Contracts-$500 times premium/delivery
   month/commitment)

                                                               Unrealized
                                                              Depreciation
                                                              ------------
   S&P 500 Stock Index:
   44/Dec/Buy                                                  $   (435,600)
                                                               ============

   See accompanying notes to financial statements





[RIGHTIME LOGO]
                                                           October 31, 1997

Rightime                                                       The Rightime
Family of Funds                                       Social Awareness Fund
                                                   Portfolio of Investments

                                                                   Value
Shares                                                            (Note 1)
------------                                                    -----------
COMMON STOCK (95.63%)
Chemicals & Materials (1.62%)
      2,100     Praxair Inc.                                   $     91,481
      2,700     Sigma-Aldrich Corp.                                  94,838
                                                               ------------
                                                                    186,319
                                                               ------------

Computer Software & Services (3.40%)
      3,100     Automatic Data Processing Corp.                     158,487
      3,100     Computer Associates Int'l.                          231,144
                                                               ------------
                                                                    389,631
                                                               ------------

Computer Manufacturers (7.42%)
      5,250     Compaq Computers Corp.                              334,687
      6,200     Hewlett-Packard Co.                                 382,463
      3,900     Sun Microsystems Corp. *                            133,575
                                                               ------------
                                                                    850,725
                                                               ------------

Electrical (Components) (1.67%)
      2,800     Baldor Electric                                      81,900
      2,800     Solectron Corp.                                     109,900
                                                               ------------
                                                                    191,800
                                                               ------------

Electronics (Semi-Conductors) (2.95%)
      4,400     Intel Corp.                                         338,800
                                                               ------------

Financial (Miscellaneous) (5.33%)
      3,300     American Express Co.                                257,400
      5,500     Federal Home Loan Mortgage                          208,312
      5,550     MBNA Corporation                                    146,034
                                                               ------------
                                                                    611,746
                                                               ------------

Food Wholesaler (1.05%)
      3,000     Sysco                                               120,000
                                                               ------------

Heavy Duty Trucks & Parts (1.06%)
      2,600     Dana Corp.                                          121,712
                                                               ------------
Insurance (0.93%)
      1,500     Marsh & McLennan                                    106,500
                                                               ------------

Banks (9.95%)
      2,900     Bank America                                        207,350
      1,300     Bankers Trust N.Y. Corp.                            153,400
      2,500     Barnett Bank Inc.                                   172,500
      1,400     Fifth Third Bancorp                                  89,775
      6,200     Norwest Corp.                                       198,788
      3,400     PNC Bank Corp.                                      161,500
      2,100     Wachovia Corp.                                      158,156
                                                               ------------
                                                                  1,141,469
                                                               ------------

Medical Equipment & Supplies (8.13%)
      2,100     Becton, Dickinson & Co.                              96,731
      4,900     Biomet Inc.                                         122,194
      7,500     Johnson & Johnson                                   430,313
      4,200     Medtronic Inc.                                      182,700
      2,700     Stryker Corp.                                       100,406
                                                               ------------
                                                                    932,344
                                                               ------------

Miscellaneous (19.33%)
      3,000     Bergen Brunswig 'A'                                 120,187
      2,900     Brady (W.H)                                          92,800
      2,100     Cooper Industries Inc.                              109,462
      2,600     Deere & Co.                                         136,825
      3,000     Energen Corp.                                       108,562
      1,800     Fastenal Co.                                         88,200
      1,500     GATX Corp.                                           96,844
      2,000     Harman International Ind.                           108,000
        500     Ionics Inc.                                          19,156
      4,200     Kimberly Clark Corp.                                218,138
      1,400     Oxford Health Plan                                   36,138
      9,700     Ryan's Family Steakhouse                             83,663
      3,500     Service Corp.                                       106,531
      2,300     Snap On Inc.                                         98,900
      2,200     Tellabs                                             118,800
      8,200     Walt Disney Company                                 674,450
                                                               ------------
                                                                  2,216,656
                                                               ------------

Oil & Gas Drilling (4.65%)
      3,200     Amoco Corp.                                         293,400
      6,300     Enron Corp.                                         239,400
                                                               ------------
                                                                    532,800
                                                               ------------

Pharmaceuticals (5.87%)
      5,400     Merck & Co. Inc.                                    481,950
      3,400     Schering-Plough Corp.                               190,613
                                                               ------------
                                                                    672,563
                                                               ------------

Property-Casualty Insurance (3.85%)
      1,400     St. Paul Companies, Inc.                            111,913
      1,000     General Re Corp.                                    197,187
      2,000     Chubb Corp.                                         132,500
                                                               ------------
                                                                    441,600
                                                               ------------

Retail Stores (General Merchandise) (4.27%)
      3,300     Sears Roebuck & Co.                                 138,188
     10,000     Wal Mart Stores Inc.                                351,250
                                                               ------------
                                                                    489,438
                                                               ------------

Retail Stores (Specialty) (4.34%)
      4,800     Claire's Stores                                     106,200
      3,400     Home Depot, Inc.                                    189,125
      4,800     Lillian Vernon Corporation                           77,400
      3,000     Lowe's Companies Inc.                               124,875
                                                               ------------
                                                                    497,600
                                                               ------------

Shoes (0.90%)
      2,200     Nike Inc. Cl B.                                     103,400
                                                               ------------

Steel (0.82%)
      1,800     Nucor Corp.                                          94,050
                                                               ------------

Transportation Airlines (3.35%)
      2,600     Delta Air Lines Inc.                                261,950
      1,400     UAL Corp.                                           122,675
                                                               ------------
                                                                    384,625
                                                               ------------

Utilities (Telephone) (4.74%)
      3,700     Ameritech                                           240,500
      6,400     Bellsouth Corp.                                     302,800
                                                               ------------
                                                                    543,300
                                                               ------------

Total Common Stock (cost $10,996,387)                            10,967,078
                                                               ------------


Principal
Amount
------------

SHORT-TERM INVESTMENTS (4.33%)
Repurchase Agreement (4.15%)(b)
   $476,000         Smith Barney;
                      5.66%; 11/3/97 (cost $476,000;
                      maturity value $476,225)                      476,000
United States Treasury Bill (0.18%)(c)
     20,000   5.13%; 1/22/98 (cost $19,765)                          19,765
                                                               ------------

Total Short-term Investments
(cost $495,765)                                                     495,765
                                                               ------------

Total Investments (cost $11,492,152)
(99.96%)(a)                                                      11,462,843

Other Assets Less Liabilities (0.04%)                                 4,945
                                                               ------------

Net Assets (100%)                                               $11,467,788
                                                               ============

* Non-income producing security.

(a) Aggregate cost for federal income tax purposes is $11,492,152. At
    October 31, 1997 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

     Gross unrealized appreciation                               $  572,145
     Gross unrealized depreciation                                 (601,454)
                                                               ------------
     Net unrealized depreciation                                 $  (29,309)
                                                               ============

(b) The Repurchase Agreement is collateralized by obligations of the United States government and its agencies with a market value of $485,870, which exceeds the value of the repurchase agreement. It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The value of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transferred to the account of its custodian.

(c) At October 31, 1997, the market value of $19,765 of the U.S. Treasury
    Bill was pledged to cover margin requirements for futures contracts.

    Futures contracts at October 31, 1997:
       (Contracts-$500 times premium/delivery
       month/commitment)

                                                               Unrealized
                                                              Depreciation
                                                              ------------
       S&P 500 Stock Index:
       1/December/Buy                                           $    (9,925)
                                                               ============

       See accompanying notes to financial statements





[RIGHTIME LOGO]
                                                           October 31, 1997

Rightime                                           The Rightime MidCap Fund
Family of Funds                                    Portfolio of Investments




                                                                 Value
Shares                                                          (Note 1)
------------                                                  -----------
COMMON STOCK (94.36%)

INDUSTRIALS (66.97%)
Aerospace/Defense (1.24%)
      1,800     OEA, Inc.                                      $     72,450
      2,100     Precision Castparts Corp.                           123,506
      2,200     Rohr, Inc.*                                          66,687
        800     Sequa Corp. Class A*                                 45,900
      5,200     Sundstrand Corp.                                    282,750
      1,600     Thiokol Corp.                                       146,500
      3,000     Universal Corp.                                     115,313
                                                               ------------
                                                                    853,106
                                                               ------------

Auto Parts & Equipment (0.65%)
      2,200     Arvin Industries, Inc.                               82,362
      2,000     Borg-Warner Automotive, Inc.                        109,000
      3,000     Federal-Mogul Corp.                                 126,938
      5,700     Meritor Automotive Inc.                             127,181
                                                               ------------
                                                                    445,481
                                                               ------------

Biotechnology (1.25%)
      6,400     Biogen, Inc.*                                       214,400
      5,600     Centocor, Inc.*                                     246,400
     11,700     Chiron Corp.*                                       225,225
      6,600     Genzyme Corp.*                                      180,675
                                                               ------------
                                                                    866,700
                                                               ------------

Broadcast Media (0.34%)
      2,800     Chris-Craft Industries, Inc.*                       144,725
      2,200     TCA Cable Television, Inc.                           90,750
                                                               ------------
                                                                    235,475
                                                               ------------

Building Materials (0.27%)
      2,000     Calmat Co.                                           50,375
      1,600     Granite Construction Co.                             33,800
      1,800     Southdown, Inc.*                                     99,675
                                                               ------------
                                                                    183,850
                                                               ------------

Cellular Communications (1.04%)
     20,000     Nextel Communications*                              525,000
      8,000     360 Communications Co.                              169,000
      2,100     Vanguard Cellular Systems, Inc.
                  Class A*                                           29,006
                                                               ------------
                                                                    723,006
                                                               ------------
Chemicals & Materials (3.59%)
      6,000     Airgas, Inc.*                                        93,375
      4,000     Albemarle Corp.                                      97,000
      2,300     A. Schulman Inc.                                     51,750
      2,500     Betz Laboratories, Inc.                             160,312
      4,500     Cabot Corp.                                         110,531
      3,400     Calgon Carbon Corp.                                  40,163
      6,400     Crompton & Knowles Corp.                            161,600
      4,000     Cytec Industries, Inc.*                             195,000
      2,000     Dexter Corp.                                         78,500
      6,300     Ethyl Corp.                                          54,337
      2,200     Ferro Corp.                                          82,363
      1,200     Fuller (H.B.) Co.                                    56,700
      3,000     Georgia Gulf Corp.                                   90,000
      5,600     IMC Global Inc.                                     188,650
      1,100     Lawter International Inc.                            12,306
      4,600     Lubrizol Corp.                                      177,100
      7,000     Lyondell Petrochemical Co.                          179,375
      4,400     M.A. Hanna Co.                                      113,300
      4,400     Olin Corp.                                          199,925
      6,800     RPM Inc. (Ohio)                                     127,500
      5,000     Witco Chemical Corp.                                217,500
                                                               ------------
                                                                  2,487,287
                                                               ------------

Commercial Services (Advertising) (0.65%)
      2,100     Information Resources, Inc.*                         34,650
      5,900     Omnicom Group Inc.                                  416,687
                                                               ------------
                                                                    451,337
                                                               ------------

Commercial Services (Specialized) (0.61%)
      2,500     Banta Corp.                                          65,312
      4,300     Comsat Corp.                                         98,363
      3,100     Fiserv, Inc.*                                       138,725
      2,200     Jacobs Engineering Group Inc.*                       59,400
      3,000     Rollins, Inc.                                        64,125
                                                               ------------
                                                                    425,925
                                                               ------------

Computer Hardware (2.02%)
      2,000     Exabyte Corp.*                                       21,125
      6,400     Lexmark Intl.                                       195,600
      5,700     Mentor Graphics Corp.*                               62,344
      9,200     Quantum Corp.*                                      290,950
      3,000     Sequent Computer Systems, Inc.*                      62,812
      9,600     Solectron Corp.*                                    376,800
      5,400     Storage Technology Corp.*                           316,913
      2,000     Stratus Computer, Inc.*                              70,750
                                                               ------------
                                                                  1,397,294
                                                               ------------

Computer Software & Services (4.22%)
      7,700     America Online, Inc.*                               592,900
      7,600     BMC Software, Inc.*                                 458,850
      8,600     Cadence Design Systems, Inc.*                       457,950
      6,400     Comdisco, Inc.                                      202,000
      5,800     Compuware Corp.*                                    383,525
     13,300     Informix Corp.*                                      90,606
      3,000     Micro Warehouse Inc.*                                45,000
      1,600     Policy Management Systems Corp.*                     98,000
      7,800     Sterling Commerce                                   258,863
      2,800     Structural Dynamics
                 Research Corp.*                                     53,550
      7,600     SunGard Data Systems*                               179,550
      4,800     Symantec Corp.*                                     105,000
                                                               ------------
                                                                  2,925,794
                                                               ------------

Consumer Products (0.47%)
      1,700     Church and Dwight, Inc.                              48,981
      8,400     Dial Corp.                                          141,750
      3,600     First Brands Corp.                                   91,800
      1,600     Stanhome, Inc.                                       44,700
                                                               ------------
                                                                    327,231
                                                               ------------

Electrical Components & Other Equipment (6.06%)
      7,700     Altera Corp.*                                       341,688
     12,500     Analog Devices, Inc.*                               382,031
      8,800     Arrow Electronics, Inc.*                            249,700
      6,700     Atmel Corp.*                                        173,363
      3,600     Avnet, Inc.                                         226,575
      3,800     Best Buy, Inc.*                                     106,162
      5,800     Cirrus Logic*                                        87,725
      7,700     Cypress Semiconductor Corp.*                         86,625
      5,800     Hubbell Inc. Class B                                255,563
      3,700     Imation Corp.                                        79,088
      6,600     Linear Technology Corp.                             414,975
      2,200     Magnatek*                                            44,687
      4,800     Maxim Integrated Products, Inc.*                    318,000
     10,900     Molex, Inc.                                         408,750
      6,400     Sensormatic Electronics Corp.                        95,600
      3,400     Symbol Technologies, Inc.*                          135,150
      5,100     Teradyne, Inc.*                                     190,931
      4,000     UCAR International, Inc.*                           150,000
      2,600     Varian Associates, Inc.                             152,100
      5,600     Vishay Intertechnology, Inc.*                       134,050
      4,800     Xilinx, Inc.*                                       163,800
                                                               ------------
                                                                  4,196,563
                                                               ------------

Electrical Equipment (0.45%)
      7,000     Integrated Device Technology Inc.*                   80,937
      5,200     SCI Systems, Inc.*                                  228,800
                                                               ------------
                                                                    309,737
                                                               ------------

Food & Beverages (4.18%)
      3,800     Bob Evans Farms, Inc.                                71,963
     29,500     Coca-Cola Enterprises, Inc.                         829,687
      3,500     Dean Foods Corp.                                    165,594
      5,200     Dole Food Co.                                       230,425
      1,100     Dreyer's Grand Ice Cream, Inc.                       45,512
      7,700     Flowers Industries, Inc.                            146,300
      3,700     Hannaford Brothers Co.                              139,906
      4,800     Hormel Foods Corp.                                  144,300
      8,000     IBP, Inc.                                           185,500
      1,600     International Multifoods Corp.                       47,200
      3,200     Interstate Bakeries                                 204,400
      2,600     J.M. Smucker Co. Class A                             70,688
      2,600     Lance, Inc.                                          55,575
      3,300     Lone Star Steakhouse & Saloon*                       76,312
      4,000     McCormick & Co., Inc.                               100,000
     15,600     Tyson Foods, Inc.                                   294,450
      2,200     Universal Foods Corp.                                86,762
                                                               ------------
                                                                  2,894,574
                                                               ------------

Health Care Products (Distribution) (0.49%)
      4,400     Bergen Brunswig Corp. Class A                       176,275
      4,100     Sybron Corp.*                                       164,512
                                                               ------------
                                                                    340,787
                                                               ------------

Health Care Services (2.28%)
      4,500     Apria Healthcare*                                    68,344
      7,700     Foundation Health Systems "A"                       221,375
     14,100     Health Management Associates
                  Class A*                                          343,688
      2,800     HealthCare Compare Corp.*                           150,500
      3,900     Healthcare & Retirement Corp.*                      147,469
     10,700     Laboratory Corp. of America*                         25,412
      5,300     NovaCare, Inc.*                                      69,231
      6,800     Oxford Health Plan*                                 175,525
      3,300     Pacificare Health System "B"                        213,675
      6,000     Vencor, Inc.*                                       162,000
                                                               ------------
                                                                  1,577,219
                                                               ------------

Iron & Steel (0.16%)
      1,000     Cleveland-Cliffs Iron Co.                            43,437
      1,300     Lukens, Inc.                                         23,400
      2,200     Oregon Steel Mills, Inc.                             46,338
                                                               ------------
                                                                    113,175
                                                               ------------

Leisure Time (Products) (1.31%)
      6,400     Callaway Golf Co.                                   206,400
      4,700     Electronic Arts*                                    159,212
     11,800     Harley-Davidson, Inc.                               327,450
      8,400     International Game Technology                       214,725
                                                               ------------
                                                                    907,787
                                                               ------------

Leisure Time (Services) (0.50%)
      8,600     Circus Circus Enterprises Inc.*                     191,350
      8,400     Viad Corp.                                          153,300
                                                               ------------
                                                                    344,650
                                                               ------------

Manufacturing (Diversified Industries) (2.01%)
      5,400     AGCO Corp.                                          156,600
      2,600     Ametek Inc.                                          61,263
      5,400     Burlington Industries*                               80,662
      1,800     Carlisle Co., Inc.                                   77,850
      5,200     Danaher Corp.                                       285,025
      3,600     GenCorp, Inc.                                        87,975
      4,300     Harsco Corp.                                        178,450
      8,100     NCR Corporation                                     245,531
      3,200     Pentair, Inc.                                       123,600
      1,900     Tecumseh Products Co. Class A                        98,563
                                                               ------------
                                                                  1,395,519
                                                               ------------

Manufacturing (Specialized Industries) (3.01%)
      2,200     Albany International Corp.                           53,625
      6,900     American Power Conversion Corp.*                    188,025
        273     Culligan Water Technologies*                         11,637
      4,800     Dentsply International                              136,200
      1,700     Donaldson Co., Inc.                                  86,062
      4,000     Federal Signal Corp.                                 96,750
      2,800     Flowserve Corp.                                      83,300
      2,800     Kaydon Corp.                                         85,050
      2,200     Kennametal, Inc.                                    106,700
        900     Lawson Products, Inc.                                24,919
      8,100     Leggett & Platt, Inc.                               338,175
      2,600     Modine Manufacturing Co.                             88,562
        600     NCH Corp.                                            40,200
        900     Nordson Corp.                                        44,662
      2,000     R. P. Scherer Corp.*                                117,750
      2,900     Stewart & Stevenson Services, Inc.                   63,075
      3,200     Teleflex Inc.                                       119,200
      3,800     Trinity Industries, Inc.                            170,050
      2,400     Watts Industries Class A                             60,900
      3,800     York International Corp.                            173,376
                                                               ------------
                                                                  2,088,218
                                                               ------------

Medical Products & Supplies (1.01%)
      2,600     Acuson Corp.*                                        48,750
      5,000     Allegiance Corp.                                    138,750
      1,200     ATL Ultrasound Inc.                                  51,600
      2,500     Beckman Instruments                                  98,437
      1,200     Datascope Corp.*                                     28,950
        800     Diagnostic Products Corp.                            23,400
      8,400     Stryker Corp.                                       312,375
                                                               ------------
                                                                    702,262
                                                               ------------

Metals (Specialty) (0.39%)
      4,800     Alumax, Inc.*                                       156,000
      1,400     Brush Wellman, Inc.                                  33,688
      1,700     Carpenter Technology Corp.                           82,237
                                                               ------------
                                                                    271,925
                                                               ------------

Miscellaneous (7.09%)
      5,000     A.C. Nielson                                        114,375
     11,400     ADC Telecommunications, Inc.*                       377,625
      2,400     AK Steel Holding Corp.                              101,100
      6,100     American Water Works Co., Inc.                      138,013
      1,800     APL Ltd.                                             59,175
      2,500     Cintas Corp.                                        180,625
      9,300     Clayton Homes Inc.                                  152,869
      6,000     Diebold, Inc.                                       264,375
      3,800     Gtech Holdings Corp.*                               122,550
      4,900     Hillenbrand Industries, Inc.                        209,475
      3,400     Kelly Services, Inc. Class A                        120,700
      2,600     Lancaster Colony Corp.                              128,700
      6,800     LCI International, Inc.*                            175,950
      4,000     Litton Industries, Inc.*                            203,000
      7,200     Manpower Inc.                                       276,300
      5,600     Mark IV Industries, Inc.                            135,800
        800     Maxxam Inc.*                                         42,100
      3,300     McKesson Corp.                                      354,131
      6,300     Medaphis Corp.*                                      38,194
      1,800     Minerals Technologies, Inc.                          74,475
      3,000     Newport News Shipbuilding                            64,500
      4,400     Ogden Corp.                                         111,100
      7,100     Olsten Corp.                                        108,275
      9,500     Paychex, Inc.                                       362,187
      4,500     Promus Hotel Corp.*                                 176,625
      7,800     Robert Half International, Inc.*                    319,312
      4,000     Ruddick Corp.                                        62,500
      3,700     Sealed Air Corp.*                                   190,781
      4,900     Sotheby's Holdings Class A                           91,875
      3,700     Stewart Enterprises, Inc. Class A                   153,550
                                                               ------------
                                                                  4,910,237
                                                               ------------

Office Equipment & Supplies (2.16%)
      2,600     Hon Industries, Inc.                                134,225
      2,500     Miller (Herman), Inc.                               122,188
     13,700     Office Depot, Inc.*                                 282,563
     10,800     Officemax Inc.*                                     144,450
      7,100     Reynolds & Reynolds Class A                         121,588
     14,200     Staples, Inc.*                                      372,750
      1,400     The Standard Register Co.                            45,325
      7,300     Viking Office Products*                             174,744
      2,600     Wallace Computer Services, Inc.                      99,937
                                                               ------------
                                                                  1,497,770
                                                               ------------

Oil & Gas (3.31%)
      5,200     El Paso Natural Gas                                 311,675
      2,000     Indiana Energy, Inc.                                 57,125
      3,400     Keyspan Energy Corp.                                105,613
      4,800     Mapco Inc.                                          158,400
      3,900     Murphy Oil Corp.                                    225,956
      5,000     Noble Affiliates, Inc.                              205,312
      3,000     Pioneer Natural Resources                           120,188
      3,000     Quaker State Corp.                                   46,500
      8,600     Ranger Oil Ltd.                                      74,175
      5,600     Seagull Energy Corp.*                               136,850
     10,700     Tosco Corp.                                         353,100
      6,500     Ultramar Diamond Shamrock                           200,687
      4,300     Valero Energy                                       129,538
      2,800     Varco International, Inc.*                          170,625
                                                               ------------
                                                                  2,295,744
                                                               ------------

Oil & Gas Drilling (4.89%)
      3,400     BJ Services Co.*                                    288,150
     12,400     ENSCO International, Inc.*                          521,575
     14,900     Global Marine, Inc.*                                463,763
      8,400     Nabors Industries, Inc.*                            345,450
     11,600     Noble Drilling Corp.*                               412,525
      6,600     Parker Drilling Co.*                                 97,763
      3,500     Smith International, Inc.*                          266,875
      4,300     Tidewater, Inc.                                     282,456
      8,800     Transocean Offshore                                 475,200
      4,600     Weatherford Enterra Inc.*                           234,887
                                                               ------------
                                                                  3,388,644
                                                               ------------

Paper/Forest Products/Containers (1.99%)
      3,400     Bowater, Inc.                                       142,163
      2,000     Chesapeake Corp. of Virginia                         63,375
      3,900     Consolidated Papers                                 202,556
      1,400     Gibson Greetings, Inc.*                              34,475
      4,500     Longview Fiber Co.                                   71,437
      3,700     P.H. Glatfelter Co.                                  73,075
      2,600     Rayonier Inc.                                       113,587
      7,900     Sonoco Products                                     254,281
      5,800     Unisource Worlwide Inc.                              94,613
      3,000     Vulcan Materials Co.                                266,438
      3,200     Wausau Paper Mills Co.                               64,600
                                                               ------------
                                                                  1,380,600
                                                               ------------

Pharmaceuticals (1.19%)
      4,000     Carter-Wallace, Inc.                                 62,750
      2,700     Covance Inc.                                         47,756
      3,600     Forest Laboratories, Inc.*                          166,500
      9,500     IVAX Corp.                                           71,844
     10,700     Mylan Laboratories, Inc.                            234,731
      7,600     Watson Pharmaceuticals, Inc.*                       241,300
                                                               ------------
                                                                    824,881
                                                               ------------

Pollution Control (0.89%)
      6,400     U.S. Filter Corp.*                                  256,800
      9,700     USA Waste Service*                                  358,900
                                                               ------------
                                                                    615,700

Publishing (Books) (0.22%)
      2,600     Houghton Mifflin Co.                                 92,300
      1,400     Scholastic Corp.*                                    56,700
                                                               ------------
                                                                    149,000
                                                               ------------

Publishing (Newspapers) (1.18%)
      3,800     A. H. Belo Corp. Class A                            179,550
      4,000     Lee Enterprises, Inc.                               106,250
      2,400     Media General, Inc. Class A                          97,800
      1,000     Washington Post Co. Class B                         434,000
                                                               ------------
                                                                    817,600
                                                               ------------

Restaurants (0.59%)
      6,800     Brinker International, Inc.*                         95,200
      2,500     Buffets Inc.*                                        26,250
      3,200     Cracker Barrel Old Country
                  Stores, Inc.                                       94,400
      2,000     International Dairy Queen, Inc.
                  Class A*                                           53,000
      4,200     Outback Steakhouse*                                 113,663
      1,000     Sbarro, Inc.                                         26,437
                                                               ------------
                                                                    408,950
                                                               ------------

Retail Stores (General Merchandise) (0.83%)
      7,300     Consolidated Stores, Inc.*                          291,088
      3,300     Fastenal Co.                                        161,700
      4,400     Fred Meyer Inc.                                     125,675
                                                               ------------
                                                                    578,463
                                                               ------------

Retail Stores (Specialty) (4.17%)
      2,200     AnnTaylor Stores Corp.*                              31,487
      6,000     Bed Bath & Beyond, Inc.*                            190,500
      2,800     BJ's Wholesale Club                                  80,850
      4,200     Claire's Stores, Inc.                                92,925
     10,000     Dollar General Corp.                                330,625
      7,500     Family Dollar Stores, Inc.                          176,250
      4,000     Fingerhut Co.                                        88,500
      4,600     Heilig-Meyers Co.                                    61,525
      4,600     Jones Apparel Group, Inc.*                          234,025
      6,400     Kohls Corp.*                                        429,600
      2,800     Lands' End, Inc.*                                    88,375
      2,200     MacFrugal's Bargains
                  Close-Outs, Inc.*                                  74,800
      3,200     Nine West Group, Inc.*                              113,000
      2,300     Payless Shoesource Inc.                             128,225
      6,700     Perrigo Co.*                                        103,013
      8,400     Service Merchandise Co., Inc.*                       34,125
      8,100     Shaw Industries, Inc.                                98,212
      6,800     Starbucks Corp.*                                    224,400
      2,400     Superior Industries
                  International, Inc.                                64,050
      3,000     Tiffany & Co.                                       118,500
      4,500     Warnaco Group                                       127,125
                                                               ------------
                                                                  2,890,112
                                                               ------------

Textile Specialty (0.26%)
      3,200     Unifi, Inc.                                         123,000
      2,800     Wellman, Inc.                                        56,875
                                                               ------------
                                                                    179,875
                                                               ------------

Total Industrials                                                46,402,478
                                                               ------------

TRANSPORTATION (1.87%)
Airfreight (0.35%)
      1,800     Airborne Freight Corp.                              114,075
      3,500     Pittston Services Group                             126,437
                                                               ------------
                                                                    240,512
                                                               ------------

Airlines (0.12%)
      1,200     Alaska Air Group, Inc.*                              40,050
      1,500     ASA Holdings Inc.                                    41,813
                                                               ------------
                                                                     81,863
                                                               ------------

Railroads (0.81%)
      5,400     Illinois Central Corp.                              192,375
      2,200     GATX Corp.                                          142,038
      7,500     Kansas City Southern
                  Industries, Inc.                                  228,750
                                                               ------------
                                                                    563,163
                                                               ------------

Shipping (0.20%)
      3,000     Alexander & Baldwin, Inc.                            82,500
      2,300     Overseas Shipholding Group Inc.                      56,925
                                                               ------------
                                                                    139,425
                                                               ------------

Truckers (0.39%)
      2,300     Arnold Industries, Inc.                              48,875
      4,000     CNF Transportation Inc.                             178,500
      2,900     J.B. Hunt Transport Services, Inc.                   44,587
                                                               ------------
                                                                    271,962
                                                               ------------

Total Transportation                                              1,296,925
                                                               ------------

UTILITIES (10.27%)
Electric Utilities (8.20%)
     13,000     AES Corp.*                                          515,125
     10,700     Allegheny Energy Inc.                               302,275
      4,600     Atlantic Energy, Inc.                                84,812
      1,200     Black Hills Corp.                                    36,150
      8,300     CMS Energy Corp.                                    302,950
      5,600     Calenergy                                           191,800
      2,000     Central Louisiana Electric Co.                       52,625
      2,800     Central Maine Power Co.                              37,100
      5,300     Delmarva Power & Light Co.                          105,006
      4,600     Florida Progress Corp.                              149,788
      2,700     Hawaiian Electric Industries Inc.                   102,094
      2,900     Idaho Power Co.                                      92,437
      6,300     Illinova Corp.                                      140,175
      3,600     Ipalco Enterprises, Inc.                            126,000
      5,400     Kansas City Power & Light Co.                       158,287
      5,800     LG&E Energy Corp.                                   123,250
      8,800     Midamerican Energy Hldgs.                           157,300
      2,800     Minnesota Power & Light Co.                         101,850
      4,800     Montana Power Co.                                   121,500
      1,700     NIPSCO Industries, Inc.                              74,694
      4,000     Nevada Power Co.                                     86,000
      9,120     New Century Energies                                380,760
      5,600     New England Electric System                         219,450
      3,600     New York State Electric & Gas Corp.                  96,075
      11,200     Northeast Utilities                                128,800
      3,600     OGE Energy Corp.                                    174,375
      2,382     PG & E Corporation                                   60,890
      6,400     Pinnacle West Capital Corp.                         222,800
      9,300     Potomac Electric Power Co.                          208,669
      3,600     Public Service Co. of New Mexico                     69,975
      7,400     Puget Sound Power & Light Co.                       197,025
      9,300     SCANA Corp.                                         234,825
     11,300     TECO Energy, Inc.                                   269,787
      4,700     Utilicorp United, Inc.                              148,344
      1,800     WPL Holdings, Inc.                                   52,538
      6,100     Wisconsin Energy Corp.                              154,406
                                                               ------------
                                                                  5,679,937
                                                               ------------

Gas Utilities (1.01%)
      4,400     AGL Resources Inc.                                   79,750
      6,700     MCN Corp.                                           231,987
      3,400     National Fuel & Gas Co.                             150,025
      3,600     Questar Corp.                                       139,050
      3,800     Washington Gas Light Corp.                           97,613
                                                               ------------
                                                                    698,425
                                                               ------------

Telephone Companies (Local) (1.06%)
      3,200     Aliant Communication                                 82,000
      5,200     Century Telephone Enterprises, Inc.                 220,675
      5,800     Southern New England
                  Telecommunications Corp.                          248,675
      4,400     Telephone & Data Systems, Inc.                      187,000
                                                               ------------
                                                                    738,350
                                                               ------------

Total Utilities                                                   7,116,712
                                                               ------------

FINANCIAL (15.25%)
Banks (9.18%)
      3,700     Central Fidelity Banks, Inc.                        172,050
      3,780     Charter One Financial                               219,713
      4,000     City National Corp.                                 120,250
      9,600     Crestar Financial Corp.                             454,200
      7,100     First American Bank Corp.                           395,825
      9,800     First Security Corp.                                284,200
      5,100     First Tennessee National Corp.                      293,888
      4,650     First Virginia Banks, Inc.                          215,934
     12,600     Firstar Corp.                                       455,175
     11,300     Hibernia Corp. Class A                              201,281
      6,200     Marshall & Ilsley Corp.                             321,625
      9,750     Mercantile Bancorp, Inc.                            473,484
      6,200     Mercantile Bankshares Corp.                         220,875
      9,700     Northern Trust Corp.                                567,450
      3,600     Pacific Century Financial Corp.                     181,350
     11,600     Regions Financial Corp.                             426,300
      8,600     SouthTrust Corp.                                    412,800
     11,850     Summit Bancorp                                      505,847
      5,700     Union Planters Corp.                                338,081
      1,800     Wilmington Trust Corp.                              100,350
                                                               ------------
                                                                  6,360,678
                                                               ------------

Brokerage (1.51%)
     10,500     Bear Stearns Co., Inc.                              416,719
      8,400     A.G. Edwards & Sons, Inc.                           275,625
      8,000     PaineWebber Group, Inc.                             353,500
                                                               ------------
                                                                  1,045,844
                                                               ------------

Financial Miscellaneous (0.88%)
      5,800     Capital One Financial Corp.                         264,625
      3,800     Finova Group, Inc.                                  166,963
      3,000     The PMI Group Inc.                                  181,313
                                                               ------------
                                                                    612,901
                                                               ------------

Insurance (2.16%)
     10,500     AFLAC, Inc.                                         534,188
      3,600     AMBAC, Inc.                                         152,100
      5,400     American Financial Group, Inc.                      205,538
      1,800     HSB Group Inc.                                       93,938
      9,200     Provident Cos., Inc.*                               307,050
      3,000     Transatlantic Holdings                              207,563
                                                               ------------
                                                                  1,500,377
                                                               ------------

Investment Management (1.52%)
      8,000     Franklin Resources Corp.                            719,000
      5,000     T. Rowe Price                                       331,250
                                                               ------------
                                                                  1,050,250
                                                               ------------

Total Financial                                                  10,570,050
                                                               ------------

Total Common Stock (cost $63,135,742)                            65,386,165
                                                               ------------


Principal
Amount
------------
SHORT-TERM INVESTMENTS (5.20%)
Repurchase Agreement (2.33%)(b)
     $  1,620,000     Smith Barney Inc.
                       5.66%; 11/3/97 (cost $1,620,000;
                       maturity value $1,620,764)                 1,620,000
                                                               ------------

United States Treasury Bills (2.87%)(c)
        2,000,000     4.92%; 12/18/97 (cost $1,987,179)           1,987,179
                                                               ------------

Total Short-term Investments
          (cost $3,607,179)                                       3,607,179
                                                               ------------

Total Investments (cost $66,742,921)
          (99.56%)(a)                                            68,993,344

Other Assets Less Liabilities (0.44%)                               301,852
                                                               ------------

Net Assets (100%)                                              $ 69,295,196
                                                               ============

* Non-income producing security.

(a) Aggregate cost for federal income tax purposes is $66,742,921. At
    October 31, 1997 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

     Gross unrealized appreciation                       $ 4,804,479
     Gross unrealized depreciation                        (2,554,056)
                                                        ------------
     Net unrealized appreciation                         $ 2,250,423
                                                        ============

(b) The Repurchase Agreement is collateralized by obligations of the United States government and its agencies with a market value of $1,653,592 which exceeds the value of the repurchase agreement.
    It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The value of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transferred to the account of its custodian.

(c) At October 31, 1997, the market value of $1,987,179 of the U.S.
    Treasury Bills were pledged to cover margin requirements for futures contracts.

Futures contracts at October 31, 1997:
     (Contracts-$500 times premium/delivery
     month/commitment)

                                                         Unrealized
                                                        Depreciation
                                                        ------------
     S&P MidCap 400 Stock Index:
     22/December/Buy                                    $    (95,250)
                                                        ============

See accompanying notes to financial statements





------------------------------------------------------------------------------------------------------------------
                                                                                                      Statement of
[LOGO]                                                                                      Assets and Liabilities
------------------------------------------------------------------------------------------------------------------
                                                                                     The Rightime
                                                                                      Government    The Rightime
                                                                      The Rightime    Securities      Blue Chip
                                                                          Fund           Fund           Fund
                                                                      -------------  -------------  -------------
ASSETS
Investments in securities, at market value
(Identified cost $111,300,159, $7,544,813
and $186,443,544, respectively) (Note 1)                               $126,373,541     $8,052,313   $254,732,422
Cash                                                                         73,491            931         81,575
Receivables:
Dividends and interest                                                      109,077         91,541        288,803
Fund shares sold                                                              4,893          1,773         77,705
Variation margin                                                            324,760          4,062        292,050
Prepaid expenses and other assets                                            38,106          3,127         61,899
                                                                      -------------  -------------  -------------
Total assets                                                            126,923,868      8,153,747    255,534,454
                                                                      -------------  -------------  -------------
LIABILITIES
Payable for fund shares repurchased                                         884,685         13,782      1,085,660
Accrued expenses                                                             31,595          6,499         53,296
Other liabilities                                                             5,781          1,179          8,544
                                                                      -------------  -------------  -------------
Total liabilities                                                           922,061         21,460      1,147,500
                                                                      -------------  -------------  -------------
NET ASSETS (applicable to 4,207,224; 684,505; and 7,883,113
outstanding shares, respectively) (Note 4)                             $126,001,807     $8,132,287   $254,386,954
                                                                      =============  =============  =============

Net asset value and redemption price per share                               $29.95         $11.88         $32.27
                                                                             ======         ======         ======

Maximum offering price per share                                             $29.95         $12.47(1)      $33.88(1)
                                                                             ======         ======         ======

NET ASSETS
At October 31, 1997 net assets consisted of:
Paid-in capital                                                        $126,178,366    $14,313,026   $204,064,296
Undistributed net investment income                                       1,586,565         24,101        130,214
Accumulated net realized losses on investments                          (16,340,256)    (6,771,371)   (17,660,834)
Net unrealized appreciation of investments                               15,073,382        507,500     68,288,878
Net unrealized appreciation (depreciation) of futures contracts            (496,250)        59,031       (435,600)
                                                                      -------------  -------------  -------------
                                                                       $126,001,807     $8,132,287   $254,386,954
                                                                      =============  =============  =============

(1) Net asset value, plus 4.99% of net asset value or 4.75% of offering price.

See accompanying notes to financial statements



October 31, 1997
---------------------------------------------------------------------------------------------------
                                                                      The Rightime
                                                                         Social      The Rightime
                                                                        Awareness       MidCap
                                                                          Fund           Fund
                                                                       ------------   ------------
ASSETS
Investments in securities, at market value
(Identified cost $11,492,152 and $66,742,921, respectively) (Note 1)    $11,462,843    $68,993,344
Cash                                                                          3,429         14,455
Receivables:
Dividends and interest                                                        7,880         64,014
Fund shares sold                                                              8,338        207,918
Investment securities sold                                                       --         88,967
Variation margin                                                              5,875         85,250
Prepaid expenses and other assets                                             1,812         18,003
                                                                       ------------   ------------
Total assets                                                             11,490,177     69,471,951
                                                                       ------------   ------------
LIABILITIES
Payable for fund shares repurchased                                          12,936        164,628
Accrued expenses                                                              9,185         10,524
Other liabilities                                                               268          1,603
                                                                       ------------   ------------
Total liabilities                                                            22,389        176,755
                                                                       ------------   ------------
NET ASSETS (applicable to 391,194 and 2,379,488 outstanding shares,
respectively) (Note 4)                                                  $11,467,788    $69,295,196
                                                                       ============   ============

Net asset value and redemption price per share                               $29.31         $29.12
                                                                            =======        =======

Maximum offering price per share                                             $30.77(1)      $30.57(1)
                                                                            =======        =======

NET ASSETS
At October 31, 1997 net assets consisted of:
Paid-in capital                                                         $11,045,516    $65,026,422
Undistributed net investment income                                          57,049        511,954
Undistributed net realized gains on investments                             404,457      1,601,647
Net unrealized appreciation (depreciation) of investments                   (29,309)     2,250,423
Net unrealized depreciation of futures contracts                             (9,925)       (95,250)
                                                                       ------------   ------------
                                                                        $11,467,788    $69,295,196
                                                                       ============   ============

(1) Net asset value, plus 4.99% of net asset value or 4.75% of offering price.

See accompanying notes to financial statements






                                                                                                     Statement of
[LOGO]                                                                                                 Operations
------------------------------------------------------------------------------------------------------------------
                                                                                     The Rightime
                                                                                      Government    The Rightime
                                                                      The Rightime    Securities      Blue Chip
                                                                          Fund           Fund           Fund
                                                                       ------------   ------------   ------------
INVESTMENT INCOME
Income
Dividends                                                                $3,896,533            $--     $5,084,864
Interest                                                                  1,715,621        555,322      1,025,958
                                                                       ------------   ------------   ------------
Total income                                                              5,612,154        555,322      6,110,822
                                                                       ------------   ------------   ------------
EXPENSES
Administrative services (Note 2)                                          1,479,198         62,081      2,434,829
Investment advisory fees (Note 2)                                           778,525         33,110      1,432,253
Distribution costs -- 12b-1 (Notes 2 and 3)                                 778,525             --        716,126
Distribution costs -- service charge (Notes 2 and 3)                        389,263         20,694        716,127
Transfer agent fees (Note 2)                                                185,276         30,270        355,726
Accounting services (Note 2)                                                 58,383         17,028         78,615
Legal and audit fees                                                         38,721          8,196         64,059
Insurance                                                                    15,330            922         29,622
Reports to shareholders                                                      21,753          1,178         41,362
Custody fees                                                                 20,835          4,034         48,552
Registration fees                                                            22,439          9,889         21,670
Directors fees                                                               14,369            795         26,612
Miscellaneous                                                                12,157          1,377         15,798
                                                                       ------------   ------------   ------------
Total expenses                                                            3,814,774        189,574      5,981,351
                                                                       ------------   ------------   ------------
Net investment income                                                     1,797,380        365,748        129,471
                                                                       ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) from security transactions                      (3,854,154)       (72,031)    42,321,971
Capital gain distribution from regulated investment companies             7,369,199             --             --
Net realized loss on futures contracts                                  (20,966,302)    (1,185,795)   (67,116,929)
Increase in unrealized appreciation of investments                       11,322,305        247,075     26,089,829
Increase in unrealized appreciation of futures contracts                    614,750        392,125      6,698,525
                                                                       ------------   ------------   ------------
Net gain (loss) on investments                                           (5,514,202)      (618,626)     7,993,396
                                                                       ------------   ------------   ------------
Net increase (decrease) in net assets resulting
from operations                                                         ($3,716,822)     ($252,878)    $8,122,867
                                                                       ============   ============   ============
See accompanying notes to financial statements


For The Year Ended October 31, 1997
---------------------------------------------------------------------------------------------------
                                                                      The Rightime   The Rightime
                                                                     Social Awarenes    MidCap
                                                                          Fund           Fund
                                                                       ------------   ------------
INVESTMENT INCOME
Income
Dividends                                                                  $101,931       $760,378
Interest                                                                    206,006      1,582,723
                                                                       ------------   ------------
Total income                                                                307,937      2,343,101
                                                                       ------------   ------------
EXPENSES
Administrative services (Note 2)                                             90,259        671,073
Investment advisory fees (Note 2)                                            53,093        394,749
Distribution costs -- 12b-1 (Notes 2 and 3)                                  26,547        197,374
Distribution costs -- service charge (Notes 2 and 3)                         26,547        197,375
Transfer agent fees (Note 2)                                                 11,717        111,823
Accounting services (Note 2)                                                 12,811         47,460
Legal and audit fees                                                          7,107         19,977
Insurance                                                                     1,281          8,043
Reports to shareholders                                                       1,635         11,007
Custody fees                                                                  4,853         19,369
Registration fees                                                             9,401         12,018
Directors fees                                                                  994          7,153
Organization costs                                                               --            557
Miscellaneous                                                                 3,294             --
                                                                       ------------   ------------
Total expenses                                                              249,539      1,697,978
                                                                       ------------   ------------
Net investment income                                                        58,398        645,123
                                                                       ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain from security transactions                                371,641      1,365,900
Net realized gain on futures contracts                                       32,260        225,405
Increase (decrease) in unrealized appreciation of investments               (29,309)     2,250,423
Decrease in unrealized appreciation of futures contracts                     (9,925)       (95,250)
                                                                       ------------   ------------
Net gain on investments                                                     364,667      3,746,478
                                                                       ------------   ------------
Net increase in net assets resulting from operations                       $423,065     $4,391,601
                                                                       ============   ============

See accompanying notes to financial statements




                                                                                                            Statement of
[LOGO]                                                                                             Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------
                                                                                                    The Rightime
                                                          The Rightime                               Government
                                                              Fund                                Securities Fund
                                            ----------------------------------------------------------------------------
                                                    For Year           For Year           For Year           For Year
                                                      Ended              Ended              Ended              Ended
                                                October 31, 1997   October 31, 1996   October 31, 1997   October 31, 1996
                                                 -------------      -------------      -------------      -------------
OPERATIONS
Net investment income                               $1,797,380         $5,175,810           $365,748           $588,199
Net realized gain (loss) from security
transactions                                        (3,854,154)        28,372,193            (72,031)           169,582
Capital gain distributions from
regulated investment companies                       7,369,199          7,461,168                 --                 --
Net realized gain (loss) on
futures contracts                                  (20,966,302)            61,593         (1,185,795)           593,236
Net increase (decrease) in unrealized
appreciation of investments                         11,322,305        (25,822,507)           247,075           (769,653)
Net increase (decrease) in unrealized
appreciation of futures contracts                      614,750         (1,181,000)           392,125           (344,438)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) in net assets
resulting from operations                           (3,716,822)        14,067,257           (252,878)           236,926
Undistributed investment income
included in price of shares sold
and repurchased                                             --                 --             (2,805)           (18,607)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized
gains on investments                                (4,673,075)       (34,013,909)                --                 --
Distributions from net investment
income                                              (2,141,411)        (3,245,214)          (340,930)          (694,855)
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting
from capital share transactions
(Note 4)                                           (29,957,165)        30,716,107         (1,983,711)        (7,443,712)
                                                 -------------      -------------      -------------      -------------
Total increase (decrease)                          (40,488,473)         7,524,241         (2,580,324)        (7,920,248)
NET ASSETS
Beginning of year                                  166,490,280        158,966,039         10,712,611         18,632,859
                                                 -------------      -------------      -------------      -------------
End of year *                                     $126,001,807       $166,490,280         $8,132,287        $10,712,611
                                                 =============      =============      =============      =============

* Including undistributed net
investment income of:                               $1,586,565         $1,930,596            $24,101             $2,088
                                                 =============      =============      =============      =============

                                                                      Statement of
                                                             Changes in Net Assets
                                                                       (Continued)
----------------------------------------------------------------------------------
                                                          The Rightime
                                                              Blue
                                                           Chip Fund
                                            --------------------------------------
                                                   For Year           For Year
                                                     Ended              Ended
                                                October 31, 1997   October 31, 1996
                                                 -------------      -------------
OPERATIONS
Net investment income                                 $129,471         $3,390,694
Net realized gain (loss) from security
transactions                                        42,321,971         37,947,305
Capital gain distributions from
regulated investment companies                              --                 --
Net realized gain (loss) on
futures contracts                                  (67,116,929)        (1,450,289)
Net increase (decrease) in unrealized
appreciation of investments                         26,089,829         (2,218,293)
Net increase (decrease) in unrealized
appreciation of futures contracts                    6,698,525         (7,174,125)
                                                 -------------      -------------
Net increase (decrease) in net assets
resulting from operations                            8,122,867         30,495,292
Undistributed investment income
included in price of shares sold
and repurchased                                             --                 --
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized
gains on investments                                  (640,796)       (35,771,172)
Distributions from net investment
income                                              (3,389,952)        (2,047,018)
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting
from capital share transactions
(Note 4)                                           (27,344,248)        35,342,710
                                                 -------------      -------------
Total increase (decrease)                          (23,252,129)        28,019,812
NET ASSETS
Beginning of year                                  277,639,083        249,619,271
                                                 -------------      -------------
End of year *                                     $254,386,954       $277,639,083
                                                 =============      =============

* Including undistributed net
investment income of:                                 $130,214         $3,408,045
                                                 =============      =============

See accompanying notes to financial statements

                                                                                    The Rightime
                                                                                         Social
                                                                                     Awareness Fund
                                                                       --------------------------------------
                                                                              For Year           For Year
                                                                                Ended              Ended
                                                                          October 31, 1997   October 31, 1996
                                                                            -------------      -------------
OPERATIONS
Net investment income                                                             $58,398           $123,444
Net realized gain from security transactions                                      371,641          1,911,874
Net realized gain on futures contracts                                             32,260             57,305
Net increase (decrease) in unrealized appreciation of investments                 (29,309)        (1,099,843)
Net increase (decrease) in unrealized appreciation of futures contracts            (9,925)              (375)
                                                                            -------------      -------------
Net increase in net assets resulting from operations                              423,065            992,405
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains on investments                             (296,922)        (1,799,322)
Distributions from net investment income                                         (124,793)                --
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting from
capital share transactions (Note 4)                                             2,772,190          2,123,102
                                                                            -------------      -------------
Total increase (decrease)                                                       2,773,540          1,316,185
NET ASSETS
Beginning of year                                                               8,694,248          7,378,063
                                                                            -------------      -------------
End of year *                                                                 $11,467,788         $8,694,248
                                                                            =============      =============

* Including undistributed net investment income of:                               $57,049           $123,444
                                                                            =============      =============

                                                                                     The Rightime
                                                                                      MidCap Fund
                                                                       --------------------------------------
                                                                              For Year           For Year
                                                                                Ended              Ended
                                                                           October 31, 1997   October 31, 1996
                                                                            -------------      -------------
OPERATIONS
Net investment income                                                            $645,123         $1,367,373
Net realized gain from security transactions                                    1,365,900         15,611,628
Net realized gain on futures contracts                                            225,405            181,498
Net increase (decrease) in unrealized appreciation of investments               2,250,423        (10,246,725)
Net increase (decrease) in unrealized appreciation of futures contracts           (95,250)           270,000
                                                                            -------------      -------------
Net increase in net assets resulting from operations                            4,391,601          7,183,774
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains on investments                           (2,647,618)       (15,773,543)
Distributions from net investment income                                       (1,467,850)          (328,544)
CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting from
capital share transactions (Note 4)                                           (11,284,897)        14,135,978
                                                                            -------------      -------------
Total increase (decrease)                                                     (11,008,764)         5,217,665
NET ASSETS
Beginning of year                                                              80,303,960         75,086,295
                                                                            -------------      -------------
End of year *                                                                 $69,295,196        $80,303,960
                                                                            =============      =============

* Including undistributed net investment income of:                              $511,954         $1,334,681
                                                                            =============      =============

See accompanying notes to financial statements




                                                                                Financial
                                                                               Highlights
[RIGHTIME LOGO]                             (For a Share Outstanding Throughout Each Year)
-----------------------------------------------------------------------------------------
                                                         Net
                                                      Realized
                               Net                       and                  Distributions
                              Asset         Net      Unrealized                   from
                              Value     Investment      Gain         Total         Net
                            Beginning     Income      (Loss) on      From      Investment
                             of Year      (Loss)     Investments  Operations     Income
-----------------------------------------------------------------------------------------
The Rightime Fund
1997                          $32.09        $0.43       ($1.24)      ($0.81)      ($0.42)
1996                           37.55         1.14         2.11         3.25        (0.77)
1995                           35.50        (0.10)        7.21         7.11        (0.30)
1994                           37.42         0.29        (0.49)       (0.20)          --
1993                           34.70        (0.32)        5.47         5.15        (0.05)
-----------------------------------------------------------------------------------------
The Rightime Government Securities Fund
1997                          $12.65        $0.53       ($0.81)      ($0.28)      ($0.49)
1996                           13.06         0.52        (0.32)        0.20        (0.61)
1995                           12.93         0.68         0.08         0.76        (0.63)
1994                           14.31         0.61        (1.34)       (0.73)       (0.65)
1993                           13.16         0.66         1.21         1.87        (0.72)
-----------------------------------------------------------------------------------------
The Rightime Blue Chip Fund
1997                          $31.88        $0.03        $0.83        $0.86       ($0.40)
1996                           32.84         0.40         3.52         3.92        (0.28)
1995                           33.08         0.35         5.66         6.01        (0.46)
1994                           33.14         0.39        (0.04)        0.35        (0.23)
1993                           29.70         0.26         3.41         3.67        (0.23)
-----------------------------------------------------------------------------------------
The Rightime Social Awareness Fund
1997                          $29.09        $0.17        $1.52        $1.69       ($0.43)
1996                           32.37         0.41         3.88         4.29           --
1995                           26.84         0.08         5.91         5.99        (0.46)
1994                           29.07         0.33        (0.72)       (0.39)          --
1993                           29.64        (0.02)        1.76         1.74        (0.04)
-----------------------------------------------------------------------------------------
The Rightime MidCap Fund
1997                          $29.02        $0.27        $1.33        $1.60       ($0.54)
1996                           32.95         0.49         2.56         3.05        (0.14)
1995                           28.44         0.26         5.25         5.51        (0.45)
1994                           31.07         0.32        (0.78)       (0.46)          --
1993                           27.08        (0.03)        4.80         4.77        (0.05)



----------------------------------------------------------------------------
                            Distributions                 Net
                               from                      Asset
                             Realized                    Value
                              Capital       Total         End         Total
                               Gains    Distributions   of Year      Return (1)
----------------------------------------------------------------------------
The Rightime Fund
1997                          ($0.91)      ($1.33)      $29.95        (2.77%)
1996                           (7.94)       (8.71)       32.09         8.96
1995                           (4.76)       (5.06)       37.55        23.38
1994                           (1.72)       (1.72)       35.50        (0.48)
1993                           (2.38)       (2.43)       37.42        15.49
----------------------------------------------------------------------------
The Rightime Government Securities Fund
1997                             $--       ($0.49)      $11.88        (2.10%)
1996                              --        (0.61)       12.65         1.48
1995                              --        (0.63)       13.06         6.00
1994                              --        (0.65)       12.93        (5.15)
1993                              --        (0.72)       14.31        14.60
----------------------------------------------------------------------------
The Rightime Blue Chip Fund
1997                          ($0.07)      ($0.47)      $32.27         2.63%
1996                           (4.60)       (4.88)       31.88        12.26
1995                           (5.79)       (6.25)       32.84        22.31
1994                           (0.18)       (0.41)       33.08         1.06
1993                              --        (0.23)       33.14        12.41
----------------------------------------------------------------------------
The Rightime Social Awareness Fund
1997                          ($1.04)      ($1.47)      $29.31         5.77%
1996                           (7.57)       (7.57)       29.09        13.62
1995                              --        (0.46)       32.37        22.70
1994                           (1.84)       (1.84)       26.84        (1.27)
1993                           (2.27)       (2.31)       29.07         5.82
----------------------------------------------------------------------------
The Rightime MidCap Fund
1997                          ($0.96)      ($1.50)      $29.12         5.55%
1996                           (6.84)       (6.98)       29.02         9.65
1995                           (0.55)       (1.00)       32.95        20.07
1994                           (2.17)       (2.17)       28.44        (1.38)
1993                           (0.73)       (0.78)       31.07        17.93

(1) Excludes sales charge

See accompanying notes to financial statements



October 31, 1997
-----------------------------------------------------------------------------------------
                                                     RATIOS
                        -----------------------------------------------------------------
                                                          Net
                                                       Investment
                         Net Assets      Expenses to   Income (Loss)              Average
                            At The         Average     To Average   Portfolio  Commission
                         End of Year      Net Assets   Net Assets    Turnover   Rate Paid
-----------------------------------------------------------------------------------------
The Rightime Fund
1997                    $126,001,807         2.45%        1.16%       62.01%          --
1996                     166,490,280         2.45         3.11        15.40           --
1995                     158,966,039         2.47        (0.27)        9.45           --
1994                     149,207,566         2.51         0.78        11.50           --
1993                     172,178,587         2.52        (0.83)        1.86           --
-----------------------------------------------------------------------------------------
The Rightime Government Securities Fund
1997                      $8,132,287         2.29%        4.42%       52.14%          --
1996                      10,712,611         2.15         4.08       109.47           --
1995                      18,632,859         1.90         5.29        77.98           --
1994                      25,746,377         1.90         4.62       216.70           --
1993                      33,934,808         1.98         4.72       120.80           --
-----------------------------------------------------------------------------------------
The Rightime Blue Chip Fund
1997                    $254,386,954         2.09%        0.05%       39.27%     $0.0294
1996                     277,639,083         2.08         1.25         1.30       0.0304
1995                     249,619,271         2.17         1.13        17.52           --
1994                     221,681,939         2.22         1.16         0.98           --
1993                     223,687,834         2.16         0.72         1.97           --
-----------------------------------------------------------------------------------------
The Rightime Social Awareness Fund
1997                     $11,467,788         2.35%        0.55%      107.98%     $0.0282
1996                       8,694,248         2.42         1.51        46.57       0.0500
1995                       7,378,063         2.75         0.32        36.49           --
1994                       7,221,772         2.56         1.04        54.85           --
1993                      10,556,506         2.40        (0.19)      238.52           --
-----------------------------------------------------------------------------------------
The Rightime MidCap Fund
1997                     $69,295,196         2.15%        0.82%      107.08%     $0.0360
1996                      80,303,960         2.19         1.72         3.59       0.0211
1995                      75,086,295         2.19         0.84        24.67           --
1994                      65,252,084         2.28         1.14         0.75           --
1993                      62,124,470         2.28        (0.19)       38.79           --

See accompanying notes to financial statements




                                                      October 31, 1997

[RIGHTIME LOGO]
Rightime                                 Notes to Financial Statements
Family of Funds

NOTE 1 - SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

The Rightime Fund, The Rightime Government Securities Fund, The Rightime Blue Chip Fund, The Rightime Social Awareness Fund, and The Rightime MidCap Fund (the "Funds") are each a series of shares of common stock of The Rightime Fund Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The company was incorporated in the state of Maryland on November 15, 1984.

The investment objective of the Rightime Fund, the Rightime Blue Chip Fund and the Rightime MidCap Fund is to achieve high total return consistent with reasonable risk. The Rightime Fund seeks to achieve this objective by concentrating in shares of registered investment companies. The Rightime Blue Chip Fund seeks to achieve this objective by investing in securities of well known and established companies ("Blue Chips"). The Rightime MidCap Fund seeks to achieve this objective by investing in securities of companies with medium-size market capitalization ("MidCaps").

The investment objective of the Rightime Social Awareness Fund is to achieve growth of capital and its second objective is current income, consistent with reasonable risk. The Rightime Social Awareness Fund seeks to achieve its objective by investing in securities of companies with prospect for above-average capital growth which, in the opinion of the fund's advisor, show evidence in the conduct of their business, relative to other companies in the same industry, of contributing to the enhancement of the qualitiy of human life.

The investment objective of the Rightime Government Securities Fund is to achieve high current income consistent with safety and liquidity of principal. The fund seeks to achieve this objective by investing in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities or secured by such securities.

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION

The Funds' investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are valued at the most recent bid price. Investments in regulated investment companies are valued at the net asset value per share as quoted by the National Association of Securities Dealers on the last business day of the fiscal period. Investments in money market funds are valued at cost which approximates market value. Short-term investments are valued at amortized cost which approximates market value.

FUTURES CONTRACTS

Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Rightime Government Securities Fund may purchase or sell future contracts which are based on government securities, including any index of government securities in order to protect itself against the adverse effects of fluctuations in interest rates. Risks of entering into these future contracts include the possibility that there may be an illiquid market and that if the advisor's investment judgement about the general direction of interest rates is incorrect the fund's overall performance may be poorer than if it had not entered into any such contracts. The other four Rightime Funds may purchase or sell stock index future contracts as a hedge against changes in market conditions. Risk include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.

FEDERAL INCOME TAXES

No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

At October 31, 1997, the funds listed below have capital loss carryovers available to offset future capital gains if any. The detail for each fund is as follows:

                                             Capital Loss
                                               Carryover       Expire
                                             ------------     -------

The Rightime Fund                             $16,836,508       2005
The Rightime Government Securities Fund       $ 6,712,341    1998-2005
The Rightime Blue Chip Fund                   $18,096,434       2005

SECURITY TRANSACTIONS, INVESTMENT
INCOME AND OTHER

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and futures transactions.

DEFERRED ORGANIZATION EXPENSE

All of the Funds' expenses in connection with its organization and the public offering of its shares of common stock have been paid by the Funds. Such expenses were deferred and were amortized as charges against net investment income over a period of five years.

EQUALIZATION

The Rightime Government Securities Fund follows the accounting practice of "equalization" whereby part of the proceeds from the capital share transactions, equivalent to a proportionate share of the distributable investment income on the date of the transaction, is transferred to or from the undistributed net investment income account. Undistributed net investment income is therefore unaffected by capital share transactions.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

In preparing financial statements in conformity with generally accepted accounting principals, management makes estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from the estimates.

NOTE 2 - INVESTMENT ADVISORY FEE AND
OTHER TRANSACTIONS WITH AFFILIATES

The Investment Advisor, Rightime Econometrics, Inc., is paid a monthly fee based on an annual rate (summarized below) of the Funds' average daily net assets.

The Funds' Administrator, Rightime Administrators, Inc., is paid a monthly fee based on an annual rate (summarized below) of the Funds' average daily net assets for providing office facilities and certain administrative services.

The Funds' Distributor, Lincoln Investment Planning, Inc., is paid a monthly fee based on an annual rate (summarized below) of the Funds' average daily net assets for costs incurred in connection with the sale of the Funds' capital stock (see Note 3).

A summary of annual fee rates applied to average daily net assets are as follows:

                          Advisory     Administration    Distribution
                            Fee             Fee             Costs
                          --------     --------------    ------------

The Rightime Fund           .50%            .95%            .75%
The Rightime
  Government
  Securities Fund           .40%            .75%            .25%
The Rightime
  Blue Chip Fund            .50%            .85%            .50%
The Rightime
  Social Awareness Fund     .50%            .85%            .50%
The Rightime
  MidCap Fund               .50%            .85%            .50%

During the year ended October 31, 1997, the Distributor received commissions as an underwriter and a retail dealer of Fund shares as follows:

The Rightime Government Securities Fund                   $ 24,025
The Rightime Blue Chip Fund                               $872,031
The Rightime Social Awareness Fund                        $ 71,916
The Rightime MidCap Fund                                  $180,663

Lincoln Investment Planning, Inc., also provides the Funds with transfer agent and accounting and recordkeeping services. Aggregate transfer agent and accounting services fees received by Lincoln Investment Planning, Inc. were $565,484 and $214,297, respectively. During the year ended October 31, 1997, Lincoln Investment Planning, Inc. voluntarily waived fees of $8,977 and $12,811, respectively, for transfer agent and accounting services provided to the Rightime Social Awareness Fund. During the year ended October 31, 1997, Lincoln Investment Planning, Inc. voluntarily waived fees of $11,488 and $8,767, respectively, for transfer agent and accounting services provided to the Rightime Government Securities Fund.

Certain officers and directors of the company are also officers and/or directors of the Advisor, Administrator, Transfer Agent and/or
Distributor.

NOTE 3 - DISTRIBUTION COSTS

The Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the Investment Company Act of 1940, have adopted a distribution plan pursuant to Rule 12b-1 of the Act. The Plan regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

The Plan provides that the Funds may incur certain costs which may not exceed the rates detailed above per annum of the Funds' average daily net assets for payments to the Distributor for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Funds and for commissions for Fund shares sold by representatives of the Distributor or other broker/dealers. The distribution costs include a service charge based on an annual rate of .25% of the Funds' average daily net assets.


------------------------------------------------------------------------------------------
NOTE 4 - CAPITAL SHARES
The Rightime Fund, Inc. has 500,000,000 shares of $.01 par value stock authorized which may be allocated to any series. Currently, 50,000,000 shares have been allocated to the Rightime
Fund and 20,000,000 shares to each of the other four Funds. Transactions in capital stock were as follows:

                                                   The Rightime Fund
                                 ---------------------------------------------------------
                                            1997                          1996
                                 ---------------------------   ---------------------------
                                   Shares          Value         Shares          Value
                                 ------------   ------------   ------------   ------------
Shares sold                           501,144    $15,711,129        468,508    $16,805,846
Shares issued in reinvestment
of distributions                      213,105      6,783,154      1,129,061     37,071,501
                                 ------------   ------------   ------------   ------------
                                      714,249     22,494,283      1,597,569     53,877,347
Shares redeemed                    (1,695,912)   (52,451,448)      (641,747)   (23,161,240)
                                 ------------   ------------   ------------   ------------
Net increase (decrease)              (981,663)  ($29,957,165)       955,822    $30,716,107
                                 ============   ============   ============   ============


                                          The Rightime Government Securities Fund
                                 ---------------------------------------------------------
                                            1997                          1996
                                 ---------------------------   ---------------------------
                                   Shares          Value         Shares          Value
                                 ------------   ------------   ------------   ------------
Shares sold                           162,567     $1,889,088         70,161       $905,052
Shares issued in reinvestment
of distributions                       27,458        324,160         50,386        655,134
                                 ------------   ------------   ------------   ------------
                                      190,025      2,213,248        120,547      1,560,186
Shares redeemed                      (352,560)    (4,196,959)      (699,840)    (9,003,898)
                                 ------------   ------------   ------------   ------------
Net increase (decrease)              (162,535)   ($1,983,711)      (579,293)   ($7,443,712)
                                 ============   ============   ============   ============


                                              The Rightime Blue Chip Fund
                                 ---------------------------------------------------------
                                             1997                         1996
                                 ---------------------------   ---------------------------
                                    Shares          Value         Shares          Value
                                 ------------   ------------   ------------   ------------
Shares sold                           988,116    $33,214,473        891,634    $30,005,701
Shares issued in reinvestment
of distributions                      119,492      4,003,675      1,175,013     37,609,632
                                 ------------   ------------   ------------   ------------
                                    1,107,608     37,218,148      2,066,647     67,615,333
Shares redeemed                    (1,932,293)   (64,562,396)      (959,181)   (32,272,623)
                                 ------------   ------------   ------------   ------------
Net increase (decrease)              (824,685)  ($27,344,248)     1,107,466    $35,342,710
                                 ============   ============   ============   ============


                                             The Rightime Social Awareness Fund
                                 ---------------------------------------------------------
                                             1997                         1996
                                 ---------------------------   ---------------------------
                                     Shares          Value         Shares          Value
                                 ------------   ------------   ------------   ------------
Shares sold                           162,214     $4,900,176         43,737     $1,472,939
Shares issued in reinvestment
of distributions                       13,915        411,036         60,687      1,764,746
                                 ------------   ------------   ------------   ------------
                                      176,129      5,311,212        104,424      3,237,685
Shares redeemed                       (83,817)    (2,539,022)       (33,480)    (1,114,583)
                                 ------------   ------------   ------------   ------------
Net increase (decrease)                92,312     $2,772,190         70,944     $2,123,102
                                 ============   ============   ============   ============


                                                The Rightime MidCap Fund
                                 ---------------------------------------------------------
                                          1997                          1996
                                 ---------------------------   ---------------------------
                                   Shares          Value         Shares          Value
                                 ------------   ------------   ------------   ------------
Shares sold                           248,536     $7,262,137        261,155     $8,362,050
Shares issued in reinvestment
of distributions                      141,518      4,094,113        547,119     16,052,380
                                 ------------   ------------   ------------   ------------
                                      390,054     11,356,250        808,274     24,414,430
Shares redeemed                      (777,511)   (22,641,147)      (320,085)   (10,278,452)
                                 ------------   ------------   ------------   ------------
Net increase (decrease)              (387,457)  ($11,284,897)       488,189    $14,135,978
                                 ============   ============   ============   ============




NOTE 5 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term investments during the year ended October 31, 1997 were as follows:

                                 Purchases          Sales
                              -------------     -------------

The Rightime Fund              $149,372,229     $ 71,234,171
The Rightime Government
  Securities Fund              $  4,925,000     $  3,511,094
The Rightime Blue Chip Fund    $131,085,427     $101,477,007
The Rightime Social
  Awareness Fund               $ 21,179,077     $ 10,554,331
The Rightime MidCap Fund       $137,651,848     $ 75,882,007



[RIGHTIME LOGO]
Rightime                                       Report of Independent
Family of Funds                         Certified Public Accountants

To the Shareholders
and Board of Directors
of The Rightime Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Rightime Fund, The Rightime Government Securities Fund, The Rightime Blue Chip Fund, The Rightime Social Awareness Fund and The Rightime MidCap Fund, each a series of shares of common stock of The Rightime Fund, Inc., including the portfolios of investments, as of October 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Rightime Fund, The Rightime Government Securities Fund, The Rightime Blue Chip Fund, The Rightime Social Awareness Fund and The Rightime MidCap Fund as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 26, 1997



[RIGHTIME LOGO]
                                                    October 31, 1997

Rightime                                           The Rightime Fund
Family of Funds                               Performance Comparison

The fiscal year ending October 31, 1997 was the third straight year of excellent returns for equity investors. Although there have been turbulent months, investors have been rewarded for their perseverance. Most broad stock indices performed strongly. Large capitalization stocks and technology issues were strongest over the previous twelve month period. However, as October wound down, economic upheaval in Southeast Asia made investing in multi-national stocks and technology companies riskier.

Unfortunately, the Rightime Fund missed a good portion of 1997 gains. February and March were difficult months in the market. Smaller capitalization stocks and technology issues were declining rapidly. By March even the S&P 500 had given back much of its year-to-date returns. Our model, the Rightime Market Model (RTMM(registered trademark)), turned negative in April and we limited our exposure to equities. Our model did not tell us to buy equities until July. Typically, we would expect to see improvement in fundamental indicators, followed by monetary indicators, then improved sentiment, and finally the market building momentum changes. These market indicators reversed their normal course of action in the spring of 1997. Investors were willing to believe that the fundamentals would improve eventually. This drove stocks higher. RTE's risk-averse nature kept us out of the market until the fundamentals supported the rise. The bulk of the gains which were registered by investors this year took place during those twelve weeks.

Since April we have seen a downward trend in long-term interest rates. Earnings have remained strong although not as strong as in 1996. Unemployment is at near-record levels and yet there has been limited data to indicate that the economy is so strong that inflation may become a problem. Since July, we have remained invested in equities in accordance with the Rightime Market Model (RTMM(registered trademark)) and have been rewarded with moderate gains.

Performance Comparison

The "Performance Comparison" chart assesses the Rightime Fund's performance against the Lipper Growth Fund Index, a broad based index. The "Risk Adjusted Performance Comparison" more closely reflects the fund's performance as compared to a consistent risk level.

The Rightime Fund utilizes a modeled approach to investing which attempts to minimize risk by moving assets to money market equivalent investments during periods in which the market appears to be overvalued. This approach, over full market cycles, tends to invest in low risk, or money market-like securities approximately half of the time. In order to provide an equivalent risk level this comparison assumes that assets are invested half in the Lipper Growth Fund Index and half in a money market fund index. This balanced index approaches the risk level of each fund that has been in existence for at least one full market cycle and therefore provides a more meaningful performance comparison.

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than the original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Average Annual Total Return
                                      Since Inception
1 Year      5 Years      10 Years      Sept. 17, 1985

-2.77%       8.48%         8.26%           10.24%



Performance Comparison

Rightime Fund
Lipper Growth Fund Index
Money Market Fund Index

Comparison of change in
value of $10,000 investment
in the Rightime Fund,
Lipper Growth Fund Index
and Money Market Fund
Index.



Risk-adjusted Performance Comparison

Rightime Fund
Balanced Reference Index (50% Lipper/50% Money Market)
Money Market Fund Index

Risk-adjusted
comparison of change in
value of $10,000 investment
in the Rightime Fund,
Balanced Reference Index
(50% Lipper/50% Money
Market), and Money
Market Fund Index.



[RIGHTIME LOGO]
                                                    October 31, 1997

Rightime                     The Rightime Government Securities Fund
Family of Funds                               Performance Comparison

The fiscal year ending October 31, 1997 has been a good environment for investors in the fixed-income arena. Declining interest rates over the last six months of the fiscal year provided investors with excellent returns. Fixed-income securities with long durations and/or below investment grade quality were the top performing securities over the fiscal year.

The fiscal year began with the fund holding shorter-maturity securities and their equivalent until the beginning of December. During this time, the inactivity of the Federal Reserve and the continued perception of inactivity caused a decline in bond yields. When the Rightime Government Securities Fund did expose itself to the market in December it coincided with the statement of Federal Reserve Chairman Alan Greenspan that investors had "irrational exuberance." After some turbulence, the market remained flat. We built a more conservative position again in April and extended maturities in July. April was the beginning of what has been a long trend downward for bond yields resulting in rising bond prices. The equity markets may have received much of the press concerning the troubled Asian economy but there has been a marked effect within the fixed-income world. Most notably, there has been a perceived reduction in the likelihood of the Federal Reserve raising rates to combat inflation. This has powered bond prices even higher. The Rightime Government Securities Fund adheres to the allocation determined by the Rightime Market Model which has been positive on fixed-income securities since July.

Performance Comparison

The "Performance Comparison" chart assesses the Rightime Government Securities Fund's performance against the Shearson Lehman Hutton U.S. Treasury Intermediate Index, a broad based fixed income index.

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than the original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends reflecting the 4.75% sales charge. (At inception, the Government Securities Fund was no load.)

Average Annual Total Return

                                      Since Inception
1 Year       5 Years       10 Years      Jan. 2, 1987

-6.75%        1.75%          4.59%          3.80%



Performance Comparison

Rightime Government Securities Fund
Shearson Lehman Hutton U.S. Treasury Intermediate Index
Money Market Fund Index

Comparison of change in
value of $10,000 investment
in the Rightime Government Securities
Fund, Shearson Lehman
Hutton U.S. Treasury
Intermediate Index and
Money Market Fund Index.



[RIGHTIME LOGO]
                                                    October 31, 1997

Rightime                                 The Rightime Blue Chip Fund
Family of Funds                               Performance Comparison

The fiscal year ending October 31, 1997 was the straight year of excellent returns for equity investors. Although there have been turbulent months, investors have been rewarded for their perseverance. Most broad stock indices performed strongly. Large capitalization stocks and technology issues were strongest over the previous twelve month period. However, as October wound down, economic upheaval in Southeast Asia made investing in multi-national stocks and technology companies riskier.

Unfortunately, the Rightime Blue Chip Fund missed much of these gains. February and March were difficult months in the market. Smaller capitalization stocks and technology issues were declining rapidly. By March even the S&P 500 had given back much of its year-to-date returns. Our model, the Rightime Market Model (RTMM(registered trademark)), turned negative in April and we limited our exposure to equities. Our model did not tell us to buy equities until July. Typically, we would expect to see improvement in fundamental indicators, followed by monetary indicators, then improved sentiment, and finally the market building momentum changes. These market indicators reversed their normal course of action in the spring of 1997. Investors were willing to believe that the fundamentals would improve eventually. This drove stocks higher. RTE's risk-averse nature kept us out of the market until the fundamentals supported the rise. The bulk of the gains which were registered by investors this year took place during those twelve weeks.

Since April we have seen a downward trend in long-term interest rates. Earnings have remained strong although not as strong as in 1996. Unemployment is at near-record levels and yet there has been limited data to indicate that the economy is so strong that inflation may become a problem. Since July, we have remained invested in equities in accordance with the Rightime Market Model (RTMM(registered trademark)) and have been rewarded with moderate gains.

Performance Comparison

The "Performance Comparison" chart assesses the Rightime Blue Chip Fund's performance against the S&P 500 Index, an unmanaged index of common stock prices. The "Risk Adjusted Performance Comparison" more closely reflects the fund's performance as compared to a consistent risk level.

The Rightime Blue Chip Fund utilizes a modeled approach to investing which attempts to minimize risk by moving assets to money market equivalent investments during periods in which the market appears to be overvalued. This approach, over full market cycles, tends to invest in low risk, or money market-like securities approximately half of the time. In order to provide an equivalent risk level this comparison assumes that assets are invested half in the S&P 500 Index and half in a money market fund index. This balanced index approaches the risk level of each fund that has been in existence for at least one full market cycle and therefore provides a more meaningful performance comparison.

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than the original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and reflecting the 4.75% sales charge.

Average Annual Total Return

                                      Since Inception
1 Year       5 Years       10 Years    July 22, 1987

-2.24%        8.80%          8.76%         8.63%



Performance Comparison

Rightime Blue Chip Fund
S&P 500 Index
Money Market Fund Index

Comparison of change in
value of $10,000 investment
in the Rightime Blue
Chip Fund, S&P 500 Index
and Money Market Fund
Index.

Risk-adjusted Performance Comparison

Rightime Blue Chip Fund
Balanced Reference Index (50% S&P 500/50% Money Market)
Money Market Fund Index

Risk-adjusted
comparison of change in
value of $10,000 investment
in the Rightime Blue
Chip Fund, Balanced
Reference Index (50%
S&P/50% Money Market),
and Money Market Fund
Index.



[RIGHTIME LOGO]
                                                    October 31, 1997

Rightime                                                The Rightime
Family of Funds                                Social Awareness Fund
                                              Performance Comparison

The fiscal year ending October 31, 1997 was the third straight year of excellent returns for equity investors. Although there have been turbulent months, investors have been rewarded for their perseverance. Most broad stock indices performed strongly. Large capitalization stocks and technology issues were strongest over the previous twelve month period. However, as October wound down, economic upheaval in Southeast Asia made investing in multi-national stocks and technology companies riskier.

Unfortunately, the Rightime Social Awareness Fund missed much of these gains. February and March were difficult months in the market. Smaller capitalization stocks and technology issues were declining rapidly. By March even the S&P 500 had given back much of its year-to-date returns. Our model, the Rightime Market Model (RTMM(registered trademark)), turned negative in April and we limited our exposure to equities. Our model did not tell us to buy equities until July. Typically, we would expect to see improvement in fundamental indicators, followed by monetary indicators, then improved sentiment, and finally the market building momentum changes. These market indicators reversed their normal course of action in the spring of 1997. Investors were willing to believe that the fundamentals would improve eventually. This drove stocks higher. RTE's risk-averse nature kept us out of the market until the fundamentals supported the rise. The bulk of the gains which were registered by investors this year took place during those twelve weeks.

Since April we have seen a downward trend in long-term interest rates. Earnings have remained strong although not as strong as in 1996. Unemployment is at near-record levels and yet there has been limited data to indicate that the economy is so strong that inflation may become a problem. Since July, we have remained invested in equities in accordance with the Rightime Market Model (RTMM(registered trademark)) and have been rewarded with moderate gains.

Performance Comparison

The "Performance Comparison" chart assesses the Rightime Social Awareness Fund's performance against the Lipper Growth Fund Index, a broad based index. The "Risk Adjusted Performance Comparison" more closely reflects the fund's performance as compared to a consistent risk level.

The Social Awareness Fund utilizes a modeled approach to investing which attempts to minimize risk by moving assets to money market equivalent investments during periods in which the market appears to be overvalued. This approach, over full market cycles, tends to invest in low risk, or money market-like securities approximately half of the time. In order to provide an equivalent risk level this comparison assumes that assets are invested half in the Lipper Growth Fund Index and half in a money market fund index. This balanced index approaches the risk level of each fund that has been in existence for at least one full market cycle and therefore provides a more meaningful performance comparison.

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than the original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and reflecting the 4.75% sales charge.

Average Annual Total Return

                           Since Inception
1 Year       5 Years        March 1, 1990

 .75%          7.97%             7.91%



Performance Comparison

Rightime Social Awareness Fund
Lipper Growth Fund Index
Money Market Fund Index

Comparison of change in
value of $10,000 investment
in the Rightime Social
Awareness Fund, Lipper
Growth Fund Index and
Money Market Fund Index.

Risk-adjusted Performance Comparison

Rightime Social Awareness Fund
Balanced Reference Index (50% Lipper/50% Money Market)
Money Market Fund Index

Risk-adjusted
comparison of change in
value of $10,000 investment
in the Rightime Social
Awareness Fund, Balanced
Reference Index (50%
Lipper/50% Money Market), and Money
Market Fund Index.




[RIGHTIME LOGO]
                                                   October 31, 1997

Rightime                                   The Rightime MidCap Fund
Family of Funds                              Performance Comparison

The fiscal year ending October 31, 1997 was the third straight year of excellent returns for equity investors. Although there have been turbulent months, investors have been rewarded for their perseverance. Most broad stock indices performed strongly. Large capitalization stocks and technology issues were strongest over the previous twelve month period. The Standard & Poor's MidCap 400 Index had returns of just under the market leaders with less volatility. However, as October wound down, economic upheaval in Southeast Asia made investing in multi-national stocks and technology companies riskier.

Unfortunately, the Rightime MidCap Fund missed much of these gains. February and March were difficult months in the market. Smaller capitalization stocks and technology issues were declining rapidly. By March even the S&P 500 had given back much of its year-to-date returns. Our model, the Rightime Market Model (RTMM(registered trademark)), turned negative in April and we limited our exposure to equities. Our model did not tell us to buy equities until July. Typically, we would expect to see improvement in fundamental indicators, followed by monetary indicators, then improved sentiment, and finally the market building momentum changes. These market indicators reversed their normal course of action in the spring of 1997. Investors were willing to believe that the fundamentals would improve eventually. This drove stocks higher. RTE's risk-averse nature kept us out of the market until the fundamentals supported the rise. The bulk of the gains which were registered by investors this year took place during those twelve weeks.

Since April we have seen a downward trend in long-term interest rates. Earnings have remained strong although not as strong as in 1996. Unemployment is at near-record levels and yet there has been limited data to indicate that the economy is so strong that inflation may become a problem. Since July, we have remained invested in equities in accordance with the Rightime Market Model (RTMM(registered trademark)) and have been rewarded with moderate gains.

Performance Comparison

The "Performance Comparison" chart assesses the Rightime MidCap Fund's performance against the Lipper Growth Fund Index, a broad based index. The "Risk Adjusted Performance Comparison" more closely reflects the fund's performance as compared to a consistent risk level.

The MidCap Fund utilizes a modeled approach to investing which attempts to minimize risk by moving assets to money market equivalent investments during periods in which the market appears to be overvalued. This approach, over full market cycles, tends to invest in low risk, or money market-like securities approximately half of the time. In order to provide an equivalent risk level this comparison assumes that assets are invested half in the Lipper Growth Fund Index and half in a money market fund index. This balanced index approaches the risk level of each fund that has been in existence for at least one full market cycle and therefore provides a more meaningful performance comparison.

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than the original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and reflecting the 4.75% sales charge.

Average Annual Total Return

                           Since Inception
1 Year       5 Years        Nov. 11, 1991

 .53%            9%              8.95%



Performance Comparison

Rightime MidCap Fund
Lipper Growth Fund Index
Money Market Fund Index

Comparison of change in
value of $10,000 investment
in the Rightime
MidCap Fund, Lipper
Growth Fund Index and
Money Market Fund Index.

Risk-adjusted Performance Comparison

Rightime MidCap Fund
Balanced Reference Index (50% Lipper/50% Money Market)
Money Market Fund Index

Risk-adjusted
comparison of change in
value of $10,000 investment
in the Rightime
MidCap Fund, Balanced
Reference Index (50%
Lipper/50% Money
Market), and Money
Market Fund Index.




[RIGHTIME LOGO]                                                                  Officers and Directors
                                                                             of The Rightime Fund, Inc.
-------------------------------------------------------------------------------------------------------
Name                                                           Principal Occupation
and Address                     Position and Office            during the past five years
----------------------------    ----------------------         ----------------------------------------
David J. Rights*                Chairman of the Board,         President of Rightime Econometrics, Inc., a
1095 Rydal Road                 President, and                   registered investment advisor. Consultant
Rydal, PA 19046                 Treasurer                        to and registered representative of Lincoln
                                                                 Investment Planning, Inc., a registered
                                                                 investment advisor and broker dealer.

Edward S. Forst Sr.*            Director, Vice-President       Chairman of the Board,
The Forst Pavilion              and Secretary                    Lincoln Investment Planning
218 Glenside Avenue                                              Inc., a registered investment advisor
Wyncote, PA 19095                                                and broker dealer.

Francis X. Barrett              Director                       Director and Member of the Finance and
Reading, PA 19805                                                Pension Committee, Sacred Heart
                                                                 Hospital, Formerly, Executive Director,
                                                                 National Catholic Education Association,
                                                                 Pastor, Church of Holy Guardian Angels,
                                                                 Reading, PA.

Dr. Winifred L. Tillery         Director                       Superintendent of Schools,
Mt. Laurel, NJ 08054                                             Camden County, New Jersey.

Dr. Carol A. Wacker             Director                       Former Assistant Superintendent for Senior
Encinitas, CA 92024                                              High Schools, the Philadelphia School
                                                                 District.
------------
* "Interested" director as defined
in the Investment Company Act
of 1940 (the "1940 ACT").

See accompanying notes to financial statements




The Rightime Family of Funds
218 Glenside Ave.
Wyncote, PA 19095-1594

Client Services Department
800-866-9393

Administrator
Rightime Administrators Inc.
218 Glenside Ave.
Wyncote, PA 19095-1594

Investment Advisor
Rightime Econometrics Inc.
1095 Rydal Road
Rydal, PA 19046

Distributor
Lincoln Investment Planning, Inc.
218 Glenside Ave.
Wyncote, PA 19095-1595

Custodian
CoreStates Bank N.A.
Broad & Chestnut Streets
Philadelphia, PA 19101

Transfer Agent
Lincoln Investment Planning, Inc.
218 Glenside Ave.
Wyncote, PA 19095-1595

Legal Counsel
Stradley, Ronon, Stevens & Young
2600 One Commerce Square
Philadelphia, PA 19103

Auditors
Tait, Weller & Baker
Eight Penn Center, Suite 800
Philadelphia, PA 19103

See accompanying notes to financial statements

Printed on recycled paper



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[LOGO]
Rightime
Family of Funds

218 Glenside Ave.
Wyncote, PA 19095-1594

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PERMIT NO. 1793